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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05845

Invesco Senior Loan Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code:       (404) 439-3217

Date of fiscal year end:	2/28

Date of reporting period:	2/29/16

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 29, 2016

Invesco Senior Loan Fund
Nasdaq:
A: VSLAX ¡ B: VSLBX ¡ C: VSLCX ¡ Y: VSLYX ¡ IB: XPRTX ¡ IC: XSLCX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US consumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December 2015 finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive.

The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2	Invesco Senior Loan Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

■ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Senior Loan Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2016, Class A shares of Invesco Senior Loan Fund, at net asset value (NAV), underperformed the Fund’s benchmark, the Credit Suisse Leveraged Loan Index.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/15 to 2/29/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.65%
Class B Shares	-8.65
Class C Shares	-9.38
Class Y Shares	-8.53
Class IB Shares	-8.53
Class IC Shares	-8.68
Credit Suisse Leveraged Loan Index▼	-3.27
Source(s): ▼Bloomberg LP

Market conditions and your Fund

While lower-rated fixed income instruments underperformed our expectations for the fiscal year ended February 29, 2016. Loans’ senior position in the capital structure, secured status, short duration and limited energy sector exposure positioned the asset class defensively against some of the key risks influencing performance during the reporting period – mainly, the potential for elevated defaults as well as the potential for rising interest rates.

Loans’ defensive positioning, particularly as it relates to rising interest rates, benefited the asset class when compared to fixed interest rate alternatives. The first interest rate increase has now occurred, and the path to normalization is likely to be at a slow and methodical pace. The US Federal Reserve (the Fed) specifically highlighted three parameters that contributed to its interest rate policy: (1) healthy growth in gross domestic policy (GDP), (2) low unemployment and (3) healthy inflation.

During the reporting period, several dynamics affected the market. First, pockets of weakness weighed on the market – especially in commodity-related sectors. Second, we saw bifurcation of performance across the risk spectrum, as

Portfolio Composition†
By credit quality, based on total investments
BBB+	0.4%
BBB	2.4
BBB-	1.9
BB+	6.4
BB	17.8
BB-	11.5
B+	10.1
B	19.4
B-	8.5
CCC+	7.5
CCC	2.8
CCC-	0.4
CC	0.0
C	0.0
D	0.8
Not Rated	6.1
Equity	4.0

Top Five Debt Holdings
Based on total investments
1.	First Data Corp., Term Loan	2.0%
2.	Avago Technologies Cayman Finance Ltd., Term Loan B-1	1.9
3.	Texas Competitive Electric Holdings Co. LLC, DIP Revolver Loan	1.9
4.	Sears Roebuck Acceptance Corp., Term Loan	1.5
5.	Federal-Mogul Holdings Corp., Term Loan C	1.5

Total Net Assets	$801.9 million
Total Number of Holdings	546

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2016.

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

higher-quality rated loans outperformed lower-quality rated loans. Third, new issues priced wider than historical averages, resulting in a recalibration of secondary prices/spreads. And fourth, a weaker technical backdrop pushed spreads wider.

   Loans have been accretive – pricing at spreads far in excess of historical averages. As of February 29, 2016, with the average price in the loan market at $89.44, we believed loans represented an attractive long-term opportunity, as they pay a high level of current income and also can serve as an effective diversifier.1 Keep in mind that diversification does not eliminate the risk of loss.

   Credit risk was a big focus during the reporting period as investors remained vigilant and the appetite for riskier deals was met with resistance. The fundamental environment remained generally healthy for loans as a slow but positive GDP growth rate supported a benign default rate. Issuers in general have used the last few years to strengthen balance sheets – improving profit margins, generating strong free cash flow, refinancing debt at cheaper rates and deleveraging. However, pockets of weakness emerged – particularly in commodity-related sectors, as companies attempt to rationalize cost structures in order to adapt to the new price climate. Weakness also was seen in the retail sector, as consumer behavior shifted toward spending on autos, housing and experiences rather than on retail clothing. Over the reporting period, the default rate declined sharply, falling from 3.92% on February 28, 2015, to 1.41% as of February 29, 2016.1 Loan defaults remained comfortably below their historical average of 3.15%.1

   Energy and commodities weighed heavily on capital markets, which greatly influenced overall market returns and defaults. As of February 29, 2016, exposure to commodities was relatively low for the loan asset class at only 2.47% for energy and 1.36% for metals and mining.2

   For most of the fiscal year, technicals were stable – benefiting from supportive collateralized loan obligation (CLO) issuance and institutional allocations offsetting outflows from retail mutual funds. CLO issuance as well as demand from institutional accounts remained the cornerstone of the loan investor base. Technicals weakened in the final months of 2015 as CLO demand slowed and the

4	Invesco Senior Loan Fund

typical buyers of lower-quality deals (i.e. hedge funds, distressed funds) were hesitant to deploy incremental risk in light of broader capital market volatility and losses taken in the energy sector early in 2015. CLO issuance of $98 billion in 2015 was well below the previous year’s record pace of $124 billion.1 Outflows from retail mutual funds have been elevated since early 2014. Outflows from retail mutual funds persisted through February 29, 2016. The asset class’ exposure to retail mutual funds has decreased significantly with $58 billion in outflows since early 2014, representing a 90% unwind of the $63 billion of inflows experienced in 2013.3 We find this trend surprising given the potential diversification benefits of the loan asset class and the fact that institutional investors have taken the opposite tact, moving heavily into loans during this same period. We don’t think this trend of outflows is likely to reverse until there is more clarity around the pace of the continued US interest rate increases later in 2016.

During the reporting period, the Fund used leverage, which allowed us to enhance the Fund’s yield while keeping credit standards high. As of the close of the reporting period, leverage accounted for 16% of the Fund’s NAV plus borrowings. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. (Similarly, should short-term rates fall, borrowing costs also would decline.) For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

The Fund’s allocation to the electronics, buildings and real estate, and food and beverage industries contributed to Fund performance during the fiscal year. On an individual-name basis, NTELOS, First Data and Citco were the largest contributors to Fund performance on an absolute basis. We sold our holdings in Citco before the close of the reporting period.

During the reporting period, the Fund’s use of leverage detracted from performance. Additionally, the Fund’s allocation to the oil and gas industry and structured finance obligations were the largest detractors from the Fund’s absolute performance on a sector and asset class basis.

On an individual-name basis, Texas Competitive Electric Holdings, New Millennium Holdco and iHeartCommunications were the largest detractors from Fund performance during the fiscal year. We sold our holdings in New Millennium Holdco before the close of the reporting period.

Senior secured loans are an asset class that behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior secured loans is usually determined by a fixed credit spread over the London Interbank Offered Rate (Libor). Because senior secured loans generally have a very short duration and the coupons or interest rates are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior secured loans, however, interest rates and income are variable and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments or the market price of the Fund’s common shares.

As always, we appreciate your continued participation in the Invesco Senior Loan Fund.

1  Source: Standard & Poor’s

2  Source: Credit Suisse

3  Source: J.P. Morgan

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Scott Baskind Portfolio Manager, is manager of Invesco Senior Loan Fund. He joined Invesco or its investment advisory affiliates in 1999. Mr. Baskind earned a BS in business administration from University at Albany, The State University of New York.
Thomas Ewald Portfolio Manager, is manager of Invesco Senior Loan Fund. He joined Invesco in 2000. Mr. Ewald earned a BA from Harvard College and an MBA from the University of Virginia Darden School of Business.
Philip Yarrow Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Senior Loan Fund. He joined
Invesco in 2010. Mr. Yarrow earned a BS in mathematics and economics from the University of Nottingham and a Master of Management degree in finance from Northwestern University.

5	Invesco Senior Loan Fund

Your Fund’s Long-Term Performance

Average Annual Total Returns
As of 2/29/16, including maximum applicable sales charges

Class A Shares
Inception (2/18/05)	1.79%
10 Years	1.56
5 Years	2.11
1 Year	-11.65

Class B Shares
Inception (2/18/05)	1.61%
10 Years	1.43
5 Years	2.55
1 Year	-11.23

Class C Shares
Inception (2/18/05)	1.34%
10 Years	1.13
5 Years	2.03
1 Year	-10.24

Class Y Shares
Inception (11/8/13)	-1.97%
1 Year	-8.53

Class IB Shares
Inception (10/4/89)	4.41%
10 Years	1.96
5 Years	2.97
1 Year	-8.53

Class IC Shares
Inception (6/13/03)	3.18%
10 Years	1.91
5 Years	2.87
1 Year	-8.68

Average Annual Total Returns
As of 12/31/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (2/18/05)	2.13%
10 Years	2.02
5 Years	3.54
1 Year	-7.62

Class B Shares
Inception (2/18/05)	1.94%
10 Years	1.87
5 Years	3.94
1 Year	-7.17

Class C Shares
Inception (2/18/05)	1.68%
10 Years	1.59
5 Years	3.44
1 Year	-6.14

Class Y Shares
Inception (11/8/13)	-0.63%
1 Year	-4.21

Class IB Shares
Inception (10/4/89)	4.58%
10 Years	2.44
5 Years	4.39
1 Year	-4.05

Class IC Shares
Inception (6/13/03)	3.49%
10 Years	2.38
5 Years	4.26
1 Year	-4.36

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class IB and Class IC shares was 1.90%, 1.90%, 2.65%, 1.65%, 1.65% and 1.80%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 3.25% sales charge. Prior to November 30, 2010, Class B share performance reflects an early withdrawal charge of 3% in the first year after purchase and declines to 0% after year five. Class C share performance reflects an early withdrawal charge of 1% for the first year after purchase. Class IB shares, Class IC shares and Class B shares (after November 30, 2010) are not continuously offered and have no early withdrawal charges. Class Y shares do not have a front-end sales charge or a CDSC, therefore performance is at net asset value. Class Y shares do not have early withdrawal charges.

6	Invesco Senior Loan Fund

Invesco Senior Loan Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 29, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class IB shares and Class IC shares are not continuously offered and have no early withdrawal charges.
■	Effective November 30, 2010, Class B shares are no longer continuously offered. Class B Shares purchased prior to November 30, 2010 are subject to an early withdrawal charge.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Anti-takeover provisions risk. The Fund’s Declaration of Trust includes provisions that could limit the ability of other persons to acquire control of the Fund or to change the composition of its Board of Trustees.
■	Borrower credit risk. Senior loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a senior loan will result in a reduction in income to the Fund, a reduction in the value of the senior loan and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates.

The Fund may acquire senior loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including senior loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio senior loans of borrowers that have filed for bankruptcy protection. Because of the protective terms of senior loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted senior loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized senior loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior position. Uncollateralized senior loans involve a greater risk of loss.

■	Changing fixed income market conditions risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in classes of collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
■	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

■	Defaulted securities risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

continued on page 8

7	Invesco Senior Loan Fund

continued from page 7

time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Financial leverage risk. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. The Fund’s use of leverage also may impair the ability of the Fund to maintain its qualification for federal income taxes as a regulated investment company.

As long as the Fund is able to invest the proceeds of any financial leverage in senior loans or other investments that provide a higher net return than the then cost of such financial leverage (i.e., the current interest rate on any borrowing or dividend rate of any preferred shares after taking into account the expenses of any borrowing or preferred shares offering) and the Fund’s operating expenses, the effect of leverage will be to cause the common shareholders to realize a higher current rate of return than if the Fund were not leveraged. However, if the current costs of financial leverage were to exceed the return on such proceeds after expenses (which the Adviser believes to be an unlikely scenario), the common shareholders would have a lower rate of return than if the Fund had an unleveraged capital structure.

During any annual period when the Fund has a net payable on the interest due on borrowings or the dividends due on any outstanding preferred shares, the failure to pay on such amounts would preclude the Fund from paying dividends on the common shares. The rights of lenders to the Fund to receive interest on and repayment of principal on any borrowings will be senior to those of the holders of the common shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of common shares in certain circumstances, and may require the Fund to pledge assets to secure such borrowings. Further, the terms of such borrowings may, and the 1940 Act does (in certain circumstances), grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In addition, under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration and after deducting the amount of such dividend or distribution, the Fund is in compliance with the asset coverage requirements of the 1940 Act. Such prohibition on the payment of dividends or distributions might impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. The Fund intends, however, to the extent possible, to repay borrowings or redeem any outstanding preferred securities from time to time if necessary, which may involve the payment by the Fund of a premium and the sale by the Fund of portfolio securities at a time when it may be disadvantageous to do so, to maintain compliance with such asset coverage requirements.

If there are preferred shares issued and outstanding, holders of the preferred shares will elect two Trustees. In addition, the terms of any preferred shares or borrowing may entitle holders of the preferred shares or lenders, as the case may be, to elect a majority of the Board of Trustees in certain other circumstances.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield senior loans risk. High yield senior loans (commonly referred to as “junk” investments) are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade senior loans. Prices of high yield senior loans tend to be very volatile. These senior loans are less liquid than investment grade senior loans and may be difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield investments. The Fund’s investments in high yield senior loans will therefore subject the Fund to a greater risk of loss.

■	Industry focus risk. To the extent a Fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing, changes in government regulation and interest rates, and the overall economy.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■

Investment in non-US issuers risk. Investment in non-US issuers involves special risks, including that non-US issuers may be subject to less rigorous accounting and reporting requirements than US issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-US dollar-denominated investments will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the US dollar and non-US currencies may negatively affect an investment. The value of investments denominated in non-US currencies may fluctuate based on changes in the value of those currencies relative to the US dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund. The Fund may

8	Invesco Senior Loan Fund

use foreign currency transactions including forward foreign currency contracts to mitigate the risk of foreign currency exposure. The Fund also may hold non-US dollar-denominated senior loans or other securities received as part of a reorganization or restructuring.

■	Liquidity risk. The Fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. The majority of the Fund’s assets are likely to be invested in loans and securities that are less liquid than those traded on national exchanges. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. Illiquid securities are also difficult to value. In the event the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	No trading market for shares risk. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. While there is no restriction on transferring the Shares, the Fund does not intend to list the Shares for trading on any national securities exchange. There is no secondary trading market for Shares. An investment in the Shares is illiquid. There is no guarantee that you will be able to sell all of the Shares that you desire to sell in any repurchase offer by the Fund.
■	Participations risk. The Fund may purchase participations in senior loans. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a senior loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation but not with the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the senior loan. Certain participations in senior loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. The Fund presently does not intend to invest more than 5% of its net assets in participations in senior loans.

■	Prepayment risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit the Fund’s potential gains. Prepayments may require the Fund to replace the loan or debt security with a lower yielding security, adversely affecting the Fund’s yield.
■	Repurchase agreement risk. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, the Fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or US government securities.
■	Repurchase offer risks. If the Fund repurchases more shares than it is able to sell, the Fund’s net assets may decline and its expense ratios may increase, and the Fund’s ability to achieve its investment objective may be adversely affected. Moreover, this may force the Fund to sell assets it would not otherwise sell, and the Fund may be forced to dispose of Fund assets that may have declined in value. The Fund may borrow money to, among other things, finance repurchases of shares. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of any borrowings will be senior to the rights of shareholders. The loan agreement for any borrowing likely will limit certain activities of the Fund, including the payment of dividends to holders of shares in certain circumstances. Interest payments and fees incurred in connection with borrowings to finance repurchases of shares will reduce the amount of net income available for payment to shareholders and may increase volatility of the net asset value of the common shares.
■	Reverse repurchase agreement risk. Reverse repurchase agreement transactions may constitute a borrowing and are a form of leverage and involve the risk that the market value of securities to be repurchased may decline below the repurchase price, or that the other party may default on its obligation, resulting in the Fund being delayed or prevented from completing the transaction. Leverage may make the Fund’s returns more volatile and increase the risk of loss. Because the Fund’s reverse repurchase transactions are expected to involve securities with a history of high volatility, such as collateralized loan obligations, mortgage backed securities, asset backed securities and high yield bonds, the Fund will be subject to heightened risk that the value of these securities will decline below the price that the Fund must pay to repurchase the securities, which would result in a loss to the Fund. The Fund will earmark or segregate liquid assets in an amount at least equal to the repurchase price for the duration of the reverse repurchase agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be restricted or stayed from its ability to exercise its set-off rights.
■

Senior loans risk. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments, and the Adviser relies primarily on its own evaluation of borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser. Senior loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many senior loans. As a result, many senior loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. The market could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. Although the Adviser believes that investing in adjustable rate senior loans should limit fluctuations in the Fund’s net asset value as a result of continued on page 10

9	Invesco Senior Loan Fund

continued from page 9

changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for senior loans and result in fluctuations in the Fund’s net asset value. However, many senior loans are of a large principal amount and are held by a large number of owners. In the Adviser’s opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing senior loans has increased. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. Illiquid securities are also difficult to value.

Selling lenders and other persons positioned between the Fund and the borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries.

■	Structured products risk. The Fund may invest in structured notes, CLN, CLO, CDS and other types of structured investments. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the borrower. The Fund generally will not have the right to enforce compliance by the borrower with the loan agreement, nor rights to any funds acquired by other lenders through set-off against the borrower. In addition, when the Fund holds a structured product derived from a senior loan, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. When the Fund acts as a seller of a credit default swap agreement, it is subject to the risk that an adverse credit event may occur with respect to the reference obligation and the Fund may be required to pay the buyer the full notional value of the reference obligation net of any amounts owed to the Fund by the buyer under the swap. If the Fund is a buyer of a CDS and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. The Fund may exit its obligations under a CDS only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting CDS position, which may cause the Fund to incur more losses. Swaps are subject to new federal legislation that is being implemented through rulemaking by the SEC and the Commodity Futures Trading Commission which may adversely impact the swap market generally or the Fund’s ability to use swaps. The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product.

■	Warrants, equity securities and junior debt securities risk. Warrants, equity securities and junior debt securities have a subordinate claim on a borrower’s assets as compared with senior loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of senior loans and thus may increase the volatility of the Fund’s net asset value.
■	When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.

About indexes used in this report

■	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, noninvestment-grade loans.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

10	Invesco Senior Loan Fund

Schedule of Investments

February 29, 2016

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Variable Rate Senior Loan Interests–93.11%(b)(c)
Aerospace & Defense–2.44%
CAMP International Holding Co.,
First Lien Term Loan	4.75%	05/31/2019		$1,499	$1,408,735
Second Lien Term Loan	8.25%	11/30/2019		179	162,806
Consolidated Aerospace Manufacturing, LLC, Term Loan	4.75%	08/11/2022		1,253	1,171,227
IAP Worldwide Services,
Revolver Loan(d)	0.00%	07/18/2018		1,501	1,470,752
Second Lien Term Loan (Acquired 07/18/2014-08/18/2014; Cost $1,627,215)	8.00%	07/18/2019		1,747	1,755,922
PRV Aerospace, LLC, Term Loan	6.50%	05/09/2018		3,160	3,001,606
Transdigm Inc.,
Term Loan C	3.75%	02/28/2020		3,027	2,947,011
Term Loan D	3.75%	06/04/2021		2,918	2,795,731
Term Loan E	3.50%	05/16/2022		5,100	4,886,491
					19,600,281

Air Transport–0.68%
American Airlines, Inc., Term Loan	3.25%	06/27/2020		492	483,839
Delta Air Lines, Inc., Revolver Loan(d)	0.00%	10/18/2017		1,227	1,205,076
Gol Luxco S.A. (Luxembourg), Term Loan	6.50%	08/31/2020		2,998	2,997,965
United Continental Holdings, Inc., Term Loan B-1	3.50%	09/15/2021		740	736,437
					5,423,317

Automotive–4.04%
Affinia Group Inc., Term Loan B-2	4.75%	04/27/2020		1,217	1,215,850
Autoparts Holdings Ltd., First Lien Term Loan	7.05%	07/29/2017		719	587,067
BBB Industries, LLC, Second Lien Term Loan	9.75%	11/03/2022		602	557,543
Britax Group Ltd., Term Loan	4.50%	10/15/2020		523	370,029
FCA US LLC, Term Loan	3.50%	05/24/2017		1,038	1,035,087
Federal-Mogul Holdings Corp.,
Term Loan B(e)	—	04/15/2018		411	360,129
Term Loan C	4.75%	04/15/2021		16,524	13,453,407
Gates Global, LLC, Term Loan	4.25%	07/05/2021		3,303	2,918,729
Goodyear Tire & Rubber Co., Second Lien Term Loan	3.75%	04/30/2019		975	978,575
Midas Intermediate Holdco II, LLC, Delayed Draw Term Loan(d)	0.00%	08/18/2021		85	84,178
MPG Holdco I Inc., Term Loan B-1	3.75%	10/20/2021		513	491,167
Nelson Bidco Ltd. (United Kingdom), Second Lien Term Loan	8.25%	12/17/2022	GBP	2,125	2,972,471
Schaeffler AG (Germany), Term Loan B	4.25%	05/15/2020		197	197,489
Tower Automotive Holdings USA, LLC, Term Loan	4.00%	04/23/2020		1,693	1,637,547
Transtar Holding Co.,
First Lien Term Loan	5.75%	10/09/2018		4,313	3,407,150
Second Lien Term Loan	10.00%	10/09/2019		1,271	1,004,438
Wand Intermediate I L.P.,
First Lien Term Loan	4.75%	09/17/2021		434	430,245
Second Lien Term Loan	8.25%	09/17/2022		813	723,947
					32,425,048

Beverage & Tobacco–0.09%
Winebow Holdings, Inc., Second Lien Term Loan	8.50%	12/31/2021		830	688,727

Building & Development–1.84%
Capital Automotive L.P., Second Lien Term Loan	6.00%	04/30/2020		1,748	1,717,333

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Building & Development–(continued)
DI Purchaser, Inc., First Lien Term Loan	6.00%	12/15/2021		$427	$346,049
HD Supply, Inc., Incremental Term Loan	3.75%	08/13/2021		209	205,115
Lake at Las Vegas Joint Venture, LLC,
Exit Revolver Loan(d)	0.00%	02/28/2017		19	13,715
PIK Exit Revolver Loan(f)	5.00%	02/28/2017		233	167,238
Mannington Mills, Inc., Term Loan	4.75%	10/01/2021		404	385,911
Mueller Water Products, Inc., Term Loan	4.00%	11/25/2021		61	60,967
Nortek, Inc., Incremental Term Loan 1	3.50%	10/30/2020		837	802,138
Quikrete Holdings, Inc., First Lien Term Loan	4.00%	09/26/2020		4,929	4,822,744
Re/Max International, Inc., Term Loan	4.25%	07/31/2020		2,350	2,320,167
Realogy Corp.,
Synthetic LOC (Acquired 08/08/12; Cost $287)	4.68%	10/10/2016		1	285
Term Loan B	3.75%	03/05/2020		3,744	3,717,711
Tamarack Resort LLC,
PIK Term Loan A (Acquired 03/07/2014-12/31/2015; Cost $162,391)(f)	13.00%	03/23/2016		162	153,636
PIK Term Loan B (Acquired 03/07/2014-12/31/2015; Cost $355,120)(f)	6.50%	02/28/2019		786	0
					14,713,009

Business Equipment & Services–10.32%
Asurion LLC,
Incremental Term Loan B-1	5.00%	05/24/2019		56	52,761
Incremental Term Loan B-2	4.25%	07/08/2020		12,948	11,917,942
Incremental Term Loan B-4	5.00%	08/04/2022		1,532	1,410,716
Second Lien Term Loan	8.50%	03/03/2021		12,571	10,314,184
AVSC Holding Corp., First Lien Term Loan	4.50%	01/25/2021		1	762
Brickman Group Ltd. LLC, Second Lien Term Loan	7.50%	12/17/2021		768	697,332
Caraustar Industries, Inc.,
Incremental Term Loan	8.00%	05/01/2019		628	601,767
Term Loan	8.00%	05/01/2019		1,414	1,371,152
Checkout Holding Corp.,
Second Lien Term Loan	7.75%	04/11/2022		2,591	1,477,830
Term Loan B	4.50%	04/09/2021		3,420	2,624,608
Connolly, LLC, Second Lien Term Loan	8.00%	05/14/2022		2,033	2,007,966
Crossmark Holdings, Inc.,
First Lien Term Loan	4.50%	12/20/2019		1,618	1,164,730
Second Lien Term Loan	8.75%	12/21/2020		826	433,572
Dream Secured Bondco AB (Sweden), Term Loan B-1	5.25%	10/21/2022	EUR	892	964,800
Equinix, Inc., Term Loan B	4.00%	12/08/2022		321	322,235
Expert Global Solutions, Inc., First Lien Term Loan B	8.50%	04/03/2018		2,343	2,311,986
First Data Corp.,
Term Loan	3.93%	03/23/2018		18,643	18,435,802
Term Loan	4.18%	07/10/2022		779	759,707
Genesys Telecom Holdings, U.S., Inc., Term Loan 2	4.50%	11/13/2020		2,451	2,393,243
Hillman Group Inc., Term Loan	4.50%	06/30/2021		1,551	1,483,153
Inmar, Inc., Second Lien Term Loan	8.00%	01/27/2022		26	19,591
Karman Buyer Corp.,
Second Lien Term Loan	7.50%	07/25/2022		2,031	1,701,373
Term Loan	4.25%	07/25/2021		2,275	2,167,295
Kronos Inc., Second Lien Term Loan	9.75%	04/30/2020		994	966,800
LS Deco LLC, Term Loan B	5.50%	05/21/2022		764	764,241
Prime Security Services Borrower, LLC, Second Lien Term Loan B	9.75%	07/01/2022		687	633,874
Sensus USA, Inc., First Lien Term Loan	4.50%	05/09/2017		2,084	2,008,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
Spin Holdco Inc., First Lien Term Loan	4.25%	11/14/2019		$5,558	$5,299,510
TaxAct, Inc., Term Loan	7.00%	12/31/2022		1,396	1,360,215
TNS Inc., Second Lien Term Loan	9.00%	08/14/2020		209	204,007
Trans Union LLC, Term Loan B-2	3.50%	04/09/2021		2,997	2,927,319
Wash MultiFamily Acquisition Inc.,
Canadian First Lien Term Loan	4.25%	05/13/2022		133	128,446
Canadian Second Lien Term Loan	8.00%	05/14/2023		21	19,931
First Lien Term Loan	4.25%	05/13/2022		758	733,435
Second Lien Term Loan	8.00%	05/12/2023		121	113,796
West Corp., Term Loan B-11	4.25%	11/24/2021		1,675	1,668,621
WOWMIDCO SAS (France), Term Loan B(e)	—	01/01/2023	EUR	1,224	1,307,025
					82,770,067

Cable & Satellite Television–4.05%
Altice Financing S.A. (Luxembourg),
Euro Term Loan	5.25%	02/04/2022	EUR	995	1,062,452
Term Loan	5.25%	02/04/2022		1,531	1,487,261
Charter Communications Operating LLC, Term Loan I	3.50%	01/24/2023		4,974	4,956,359
CSC Holdings, LLC, Term Loan	5.00%	10/09/2022		5,767	5,725,416
ION Media Networks, Inc., Term Loan B-1	4.75%	12/18/2020		718	698,428
Mediacom Illinois LLC,
Term Loan E	3.40%	10/23/2017		1,362	1,354,192
Term Loan G	3.50%	06/30/2021		67	65,994
Virgin Media Investment Holdings Ltd. (United Kingdom), Term Loan F	3.50%	06/30/2023		4,094	3,971,798
WideOpenWest Finance, LLC, Term Loan B	4.50%	04/01/2019		1,397	1,345,339
YPSO Holding S.A. (France),
Euro Term Loan B-6	4.75%	02/10/2023		8,704	8,388,694
Term Loan B-5	4.56%	07/29/2022		1,135	1,088,480
Term Loan B-6	4.75%	02/10/2023	EUR	2,250	2,345,180
					32,489,593

Chemicals & Plastics–2.75%
Allnex & Cy S.C.A.,
Term Loan B-1	4.50%	10/03/2019		253	250,805
Term Loan B-2	4.50%	10/03/2019		131	130,135
Chemours Co. (The), Term Loan B	3.75%	05/12/2022		423	382,629
Chemstralia Finco LLC, Term Loan	7.25%	02/28/2022		1,912	1,864,454
Chromaflo Technologies Corp., Second Lien Term Loan (Acquired 11/20/13; Cost $562,302)	8.25%	06/02/2020		564	431,597
Colouroz Investment LLC (Germany),
First Lien Term Loan B-2	4.50%	09/07/2021		2,117	2,014,072
Second Lien Term Loan B-2	8.25%	09/05/2022		3,806	3,482,409
Term Loan C	4.50%	09/07/2021		350	332,950
Eco Services Operations LLC, Term Loan	4.75%	12/01/2021		1,103	1,081,759
HII Holding Corp., First Lien Term Loan	4.25%	12/20/2019		405	386,983
Ineos Holdings Ltd., Term Loan	3.75%	05/04/2018		2,080	2,031,720
Otter Products, LLC, Term Loan B	5.75%	06/03/2020		3,156	2,872,111
Oxea Finance LLC, First Lien Term Loan B-2	4.25%	01/15/2020		3,945	3,818,439
Prolampac Intermediate Inc., Second Lien Term Loan	9.25%	08/18/2023		63	54,701
Royal Holdings, Inc., Second Lien Term Loan	8.50%	06/19/2023		345	332,761
Styrolution US Holding LLC, First Lien Term Loan B-1	6.50%	11/07/2019		1,533	1,529,568
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/2020		1,095	1,070,288
					22,067,381

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Clothing & Textiles–0.85%
ABG Intermediate Holdings 2 LLC,
First Lien Term Loan	5.50%	05/27/2021		$2,528	$2,446,134
Second Lien Term Loan	9.50%	05/27/2022		1,266	1,177,453
Ascena Retail Group, Inc., Term Loan B	5.25%	08/21/2022		3,389	3,164,592
					6,788,179

Conglomerates–0.34%
Epiq Systems, Inc., Term Loan	4.50%	08/27/2020		1,781	1,763,376
Jarden Corp., Term Loan B-2	3.19%	07/30/2022		18	17,640
Penn Engineering & Manufacturing Corp., Incremental Term Loan B	4.00%	08/29/2021		65	64,314
Spectrum Brands, Inc., Term Loan	3.50%	06/23/2022		848	847,792
					2,693,122

Containers & Glass Products–0.86%
Berlin Packaging, LLC, Second Lien Term Loan	7.75%	09/30/2022		435	391,447
BWAY Holding Co., Term Loan	5.50%	08/14/2020		344	328,683
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/2019		46	41,689
Duran Group (Germany), Term Loan C	8.25%	11/28/2019		1,334	1,326,983
Hoffmaster Group, Inc.,
First Lien Term Loan	5.25%	05/09/2020		2,267	2,216,083
Second Lien Term Loan (Acquired 05/06/2014; Cost $463,398)	10.00%	05/09/2021		469	425,280
LA Holding B.V. (Netherlands),
Term Loan B-1A (Acquired 12/16/2015; Cost $450,084)	6.50%	06/18/2018	EUR	412	446,019
Term Loan B-1B (Acquired 12/16/2015; Cost $484,335)	6.50%	06/18/2018	EUR	443	479,959
Term Loan B-1C (Acquired 12/16/2015; Cost $157,859)	6.50%	06/18/2018	EUR	145	156,433
Ranpak Corp.,
Second Lien Term Loan	8.25%	10/03/2022		237	196,734
Term Loan B-1	4.25%	10/01/2021		329	313,681
Tekni-Plex, Inc., Second Lien Term Loan	8.75%	06/01/2023		616	575,718
					6,898,709

Cosmetics & Toiletries–0.48%
Coty Inc., Term Loan B	3.75%	10/27/2022		1,211	1,208,462
Galleria Co., Term Loan B	3.75%	01/26/2023		2,685	2,673,629
					3,882,091

Drugs–1.64%
BPA Laboratories,
First Lien Term Loan	3.12%	07/03/2017		2,466	1,990,333
Second Lien Term Loan	3.12%	07/03/2017		2,144	1,726,305
Endo Pharmaceuticals Holding Inc., Incremental Term Loan B	3.75%	09/25/2022		1,635	1,617,827
Grifols Worldwide Operations USA, Inc., Term Loan B	3.44%	02/27/2021		3,295	3,289,422
Valeant Pharmaceuticals International, Inc. (Canada), Series F-1, Term Loan B	4.00%	04/01/2022		4,803	4,503,619
					13,127,506

Ecological Services & Equipment–0.01%
Waste Industries USA, Inc., Term Loan	4.25%	02/27/2020		52	52,226

Electronics & Electrical–9.49%
4L Technologies Inc., Term Loan (Acquired 04/17/2014-10/08/2014; Cost $6,127,857)	5.50%	05/08/2020		6,162	5,607,440
Avago Technologies Cayman Finance Ltd. (Luxembourg), Term Loan B-1	4.25%	02/01/2023		18,075	17,851,526
AVG Technologies N.V. (Netherlands), Term Loan	5.75%	10/15/2020		1,021	995,951
Blackboard Inc., Term Loan B-3	4.75%	10/04/2018		4,152	3,747,585
CommScope, Inc., Term Loan 5	3.83%	12/29/2022		2,475	2,461,688

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Compuware Corp.,
Term Loan B-1	6.25%	12/15/2019		$708	$657,346
Term Loan B-2	6.25%	12/15/2021		1,882	1,694,977
Deltek, Inc., Term Loan	5.00%	06/25/2022		1,639	1,582,384
Diamond US Holding LLC, Term Loan	4.75%	12/17/2021		1,596	1,567,609
Hyland Software, Inc., Second Lien Term Loan	8.25%	07/03/2023		339	309,798
Lattice Semiconductor Corp., Term Loan	5.25%	03/10/2021		1,584	1,488,962
Lully Finance LLC, Second Lien Term Loan B-1	9.50%	10/16/2023		655	606,272
MA Finance Co., LLC, Term Loan C	4.50%	11/20/2019		3,411	3,274,371
Mediaocean LLC, Term Loan	5.75%	08/15/2022		1,106	1,094,878
Microsemi Corp., Term Loan B	5.25%	01/15/2023		4,641	4,641,783
Mirion Technologies, Inc., Term Loan	5.75%	03/31/2022		1,512	1,493,054
MSC Software Corp.,
First Lien Term Loan	5.00%	05/29/2020		148	134,922
Second Lien Term Loan	8.50%	06/01/2021		478	411,456
Natel Engineering Co., Inc., Term Loan	6.75%	04/10/2020		1,332	1,272,365
Neustar, Inc., Incremental Term Loan	4.43%	01/22/2018		3,024	2,895,565
NXP B.V., Term Loan B	3.75%	12/07/2020		300	299,557
Oberthur Technologies of America Corp., Term Loan B-2	4.50%	10/18/2019		1,239	1,211,005
Peak 10, Inc., Second Lien Term Loan	8.25%	06/17/2022		432	393,077
RP Crown Parent, LLC,
First Lien Term Loan	6.00%	12/21/2018		6,859	6,224,939
Second Lien Term Loan	11.25%	12/21/2019		568	450,551
SolarWinds Holdings, Inc., Term Loan	6.50%	02/03/2023		4,032	3,879,475
SS&C Technologies Inc.,
Term Loan B-1	4.01%	07/08/2022		2,832	2,813,627
Term Loan B-2	4.02%	07/08/2022		408	405,670
Sybil Software LLC, Term Loan	4.25%	03/20/2020		287	284,913
TTM Technologies, Inc., Term Loan B	6.00%	05/31/2021		3,296	3,131,600
Zebra Technologies Corp., Term Loan	4.75%	10/27/2021		3,195	3,219,140
					76,103,486

Equipment Leasing–0.21%
IBC Capital US LLC, Term Loan	4.75%	09/09/2021		1,891	1,687,331

Financial Intermediaries–1.86%
Black Knight InfoServ, LLC, Term Loan B	3.75%	05/27/2022		514	514,021
iPayment Inc., Term Loan	6.75%	05/08/2017		4,784	4,580,735
LPL Holdings, Inc., Term Loan B	4.75%	11/20/2022		9	8,217
MoneyGram International, Inc., Term Loan	4.25%	03/27/2020		4,870	4,504,699
RJO Holdings Corp., Term Loan	7.19%	12/10/2016		5,117	4,477,392
RPI Finance Trust, Term Loan B-4	3.50%	11/09/2020		196	195,077
Stiphout Finance LLC,
Term Loan	4.75%	10/26/2022		145	142,690
Second Lien Term Loan	9.00%	10/26/2023		523	510,358
					14,933,189

Food & Drug Retailers–1.20%
Albertson’s LLC, Term Loan B-4	5.50%	08/25/2021		9,158	8,960,993
Pret A Manger (United Kingdom), Term Loan B	5.51%	06/19/2020	GBP	500	692,793
					9,653,786

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Food Products–4.96%
AdvancePierre Foods, Inc.,
First Lien Term Loan	5.75%	07/10/2017	$3,749	$3,751,713
Second Lien Term Loan	9.50%	10/10/2017	1,688	1,672,044
Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/2018	3,647	3,628,835
Charger OpCo B.V., Term Loan B-1	4.25%	07/02/2022	4,784	4,703,392
CSM Bakery Supplies LLC,
First Lien Term Loan	5.00%	07/03/2020	40	38,251
Second Lien Term Loan	8.75%	07/03/2021	1,430	1,301,528
Dole Food Co., Inc., Term Loan B	4.50%	11/01/2018	2,902	2,832,735
Hearthside Group Holdings, LLC,
Revolver Loan(d)	0.00%	06/02/2019	1,413	1,298,032
Revolver Loan	3.59%	06/02/2019	157	144,226
Hostess Brands, LLC, Second Lien Term Loan B	8.50%	08/03/2023	14	13,546
JBS USA, LLC,
Incremental Term Loan	4.00%	10/30/2022	4,041	3,937,050
Term Loan	3.75%	05/25/2018	3,068	3,064,652
Keurig Green Mountain, Inc., Term Loan B(e)	—	03/03/2023	10,138	9,969,163
Post Holdings, Inc., Revolver Loan(d)	0.00%	01/29/2019	2,094	2,090,837
Shearer’s Foods, LLC,
First Lien Term Loan	4.94%	06/30/2021	452	438,328
Incremental Term Loan	5.25%	06/30/2021	640	621,568
Second Lien Term Loan	7.75%	06/30/2022	250	231,692
				39,737,592

Food Service–1.04%
Portillo’s Holdings, LLC, Second Lien Term Loan	8.00%	08/01/2022	478	455,649
Red Lobster Management, LLC, Term Loan	6.25%	07/28/2021	324	317,862
Restaurant Holding Co., LLC, First Lien Term Loan (Acquired 02/28/2014; Cost $1,932,108)	8.75%	02/28/2019	1,980	1,781,713
Steak n Shake Inc., Term Loan	4.75%	03/19/2021	1,145	1,127,963
TMK Hawk Parent, Corp., Second Lien Term Loan	8.50%	10/01/2022	638	628,638
US Foods, Inc., Incremental Term Loan	4.50%	03/31/2019	4,112	4,066,180
				8,378,005

Forest Products–0.42%
Builders FirstSource, Inc., Term Loan	6.00%	07/29/2022	983	952,582
NewPage Corp.,
DIP Delayed Draw Term Loan (Acquired 01/28/2016; Cost $327,747)(d)(g)	0.00%	07/26/2017	328	327,746
Term Loan (Acquired 01/28/2016; Cost $780,438)(g)	11.00%	07/26/2017	819	778,398
Term Loan B(g)(h)	0.00%	02/11/2021	2,698	704,919
Xerium Technologies, Inc., Term Loan	6.25%	05/17/2019	632	619,002
				3,382,647

Health Care–3.61%
Acadia Healthcare Co., Inc.,
Incremental Term Loan B	4.25%	02/11/2022	647	647,176
Term Loan B-2	4.50%	02/16/2023	1,735	1,736,851
CareCore National, LLC, Term Loan	5.50%	03/05/2021	1,432	1,217,167
Community Health Systems, Inc.,
Incremental Term Loan F	3.74%	12/31/2018	2,327	2,267,552
Incremental Term Loan G	3.75%	12/31/2019	502	480,218
Creganna Finance LLC,
First Lien Term Loan	4.75%	12/01/2021	685	684,813
Second Lien Term Loan	9.00%	06/01/2022	582	584,318

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Health Care–(continued)
DJO Finance LLC, Term Loan	4.25%	06/07/2020		$1,627	$1,572,120
Greatbatch, Ltd., Term Loan B	5.25%	10/27/2022		1,225	1,211,194
HC Group Holdings III, Inc., Term Loan	6.00%	04/07/2022		1,556	1,547,941
Hill-Rom Holdings, Inc., Term Loan B	3.50%	09/08/2022		1,579	1,578,040
Kindred Healthcare, Inc., Term Loan	4.25%	04/09/2021		415	394,343
Kinetic Concepts, Inc., Term Loan E-1	4.50%	05/04/2018		2,073	2,031,502
MPH Acquisition Holdings LLC, Term Loan	3.75%	03/31/2021		1,636	1,599,244
National Surgical Hospitals, Inc., Term Loan	4.50%	06/01/2022		943	896,032
New Millennium HoldCo, Term Loan	7.50%	12/21/2020		4,660	4,266,819
Phillips-Medisize Corp., Second Lien Term Loan	8.25%	06/16/2022		432	369,320
Surgery Center Holdings, Inc., Second Lien Term Loan	8.50%	11/03/2021		1,075	975,605
Surgical Care Affiliates, LLC, Term Loan	4.25%	03/17/2022		1,229	1,221,519
Tunstall Group Finance Ltd. (United Kingdom), Term Loan B-2(e)	—	10/16/2020	EUR	1,250	1,267,053
Western Dental Services, Inc., Term Loan	7.50%	11/01/2018		2,766	2,425,134
					28,973,961

Home Furnishings–0.49%
Mattress Holding Corp.,
Incremental Term Loan	6.25%	10/20/2021		3,373	3,267,631
Term Loan	6.25%	10/20/2021		709	690,381
					3,958,012

Industrial Equipment–1.16%
Accudyne Industries LLC, Term Loan	4.00%	12/13/2019		1,096	896,605
Crosby US Acquisition Corp.,
First Lien Term Loan	4.00%	11/23/2020		2,869	2,127,893
Second Lien Term Loan	7.00%	11/22/2021		1,081	553,908
Doosan Infracore International, Inc., Term Loan B	4.50%	05/28/2021		1,677	1,576,657
Filtration Group Corp., Second Lien Term Loan	8.25%	11/22/2021		280	269,789
MX Holdings US, Inc., Term Loan B-1A	4.00%	08/14/2020		892	883,623
North American Lifting Holdings, Inc., First Lien Term Loan	5.50%	11/27/2020		1,901	1,424,409
Tank Holding Corp., Term Loan	5.25%	03/16/2022		497	477,202
Terex Corp., Term Loan	3.50%	08/13/2021		119	117,375
Virtuoso US LLC, Term Loan	4.25%	02/11/2021		981	953,577
					9,281,038

Insurance–0.40%
Cooper Gay Swett & Crawford Ltd.,
First Lien Term Loan	5.00%	04/16/2020		2,098	2,078,337
Second Lien Term Loan	8.25%	10/16/2020		1,135	1,125,380
					3,203,717

Leisure Goods, Activities & Movies–3.58%
Alpha Topco Ltd. (United Kingdom),
Second Lien Term Loan	7.75%	07/29/2022		4,165	3,619,993
Term Loan B-3	4.75%	07/30/2021		11,063	10,321,262
AMC Entertainment Inc., Term Loan	4.00%	12/15/2022		1,384	1,384,950
Bright Horizons Family Solutions, Inc., Term Loan B-1	4.50%	01/30/2020		280	280,161
Cinemark USA, Inc., Term Loan	3.56%	05/06/2022		132	131,770
CWGS Group, LLC, Term Loan	5.75%	02/20/2020		2,593	2,539,232
Dorna Sports, S.L. (Spain), Term Loan B	4.33%	04/30/2021		1,015	982,681
Equinox Holdings Inc.,
First Lien Term Loan	5.00%	01/31/2020		450	443,476
Revolver Loan(d)	0.00%	02/01/2018		1,112	1,001,228

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Leisure Goods, Activities & Movies–(continued)
Fitness International, LLC, Term Loan B	5.50%	07/01/2020		$2,913	$2,741,609
Infront Finance Luxembourg S.a r.l. (Switzerland), Term Loan D	8.00%	06/28/2020	EUR	1,000	1,066,093
Metro-Goldwyn-Mayer Inc., Second Lien Term Loan	5.13%	06/26/2020		856	841,168
Performance Sports Group Ltd. (Canada), Term Loan	4.50%	04/15/2021		123	113,944
Regal Cinemas Corp., Term Loan	3.80%	04/01/2022		1,369	1,368,809
Seaworld Parks & Entertainment, Inc., Term Loan B-2	3.00%	05/14/2020		1,257	1,197,678
Six Flags Theme Parks Inc., Term Loan B	3.50%	06/30/2022		672	670,393
					28,704,447

Lodging & Casinos–3.92%
B&B Hotels SAS (France), Term Loan B(e)	—	01/01/2023	EUR	1,000	1,038,897
Belmond Interfin Ltd. (Bermuda), Term Loan	4.00%	03/21/2021		398	388,357
Caesars Growth Properties Holdings, LLC, Term Loan B	6.25%	05/08/2021		3,282	2,627,957
Cannery Casino Resorts, LLC, First Lien Term Loan	6.00%	10/02/2018		3,665	3,617,349
ESH Hospitality, Inc., Term Loan	5.00%	06/24/2019		2,123	2,133,355
Harrah’s Operating Co., Inc., Term Loan B-6(g)	1.50%	03/01/2017		4,809	4,223,219
Hilton Worldwide Finance, LLC, Term Loan	3.50%	10/26/2020		1,728	1,724,810
La Quinta Intermediate Holdings LLC, Term Loan	3.75%	04/14/2021		3,776	3,612,825
Scientific Games International, Inc., Term Loan	6.00%	10/18/2020		9,691	8,951,720
Twin River Management Group, Inc., Term Loan	5.25%	07/10/2020		3,118	3,095,554
					31,414,043

Nonferrous Metals & Minerals–0.78%
Arch Coal, Inc.,
DIP Term Loan(d)(g)	0.00%	01/31/2017		2,178	2,091,267
Term Loan(g)	6.25%	05/16/2018		6,000	1,786,641
Dynacast International LLC, Second Lien Term Loan	9.50%	01/30/2023		15	13,971
Novelis Inc., Term Loan	4.00%	06/02/2022		2,545	2,381,348
					6,273,227

Oil & Gas–4.76%
Ameriforge Group Inc., First Lien Term Loan	5.00%	12/19/2019		32	14,407
Ascent Resources — Marcellus, LLC,
First Lien Term Loan	5.25%	08/04/2020		2,930	507,848
Second Lien Term Loan	8.50%	08/04/2021		577	24,057
Bronco Midstream Funding, LLC, Term Loan	5.00%	08/17/2020		3,287	1,955,582
Citgo Holdings, Inc., Term Loan	9.50%	05/12/2018		4,745	4,691,247
CJ Holding Co.,
Term Loan B-1	6.50%	03/24/2020		190	74,959
Term Loan B-2	7.25%	03/24/2022		1,567	577,106
Crestwood Holdings LLC, Term Loan B-1	7.00%	06/19/2019		1,931	799,537
Drillships Financing Holding Inc., Term Loan B-1	6.00%	03/31/2021		8,952	2,610,991
Drillships Ocean Ventures, Inc., Term Loan	5.50%	07/25/2021		3,920	1,577,937
EFR Benelux B.V. (Netherlands), Second Lien Term Loan	8.50%	08/28/2019	EUR	500	545,456
EMG Utica, LLC, Term Loan	4.75%	03/27/2020		1,344	1,041,865
Fieldwood Energy LLC, Term Loan	3.88%	09/28/2018		3,546	2,174,771
Floatel International Ltd., Term Loan	6.00%	06/27/2020		3,567	1,533,727
Glenn Pool Oil & Gas Trust I, Term Loan (Acquired 06/08/2011; Cost $125,540)	4.50%	05/02/2016		126	125,226
HGIM Corp., Term Loan B	5.50%	06/18/2020		5,115	2,361,496
Jonah Energy LLC, Second Lien Term Loan	7.50%	05/12/2021		1,825	802,995
McDermott International, Inc., Term Loan	5.25%	04/16/2019		969	869,953
NGPL PipeCo LLC, Term Loan	6.75%	09/15/2017		2,151	2,037,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Oil & Gas–(continued)
Osum Production Corp. (Canada), Term Loan	6.50%	07/31/2020		$1,890	$879,073
Pacific Drilling S.A. (Luxembourg), Term Loan	4.50%	06/03/2018		705	142,027
Paragon Offshore Finance Co. (Cayman Islands), Term Loan(g)	3.75%	07/16/2021		1,454	324,181
Petroleum GEO-Services ASA, Term Loan	3.25%	03/19/2021		3,978	2,140,185
Samchully Midstream 3 LLC, Term Loan	5.75%	10/20/2021		1,527	1,072,775
Samson Investment Co., Second Lien Term Loan(g)(h)	0.00%	09/25/2018		5,806	183,840
Seadrill Operating LP, Term Loan	4.00%	02/21/2021		10,373	4,375,200
Seventy Seven Operating LLC, Term Loan	3.75%	06/25/2021		1,360	813,462
Southcross Energy Partners, L.P., Term Loan	5.25%	08/04/2021		1,065	573,632
Targa Resources Corp., Term Loan	5.75%	02/25/2022		564	465,669
Veresen Midstream US LLC, Term Loan B-1	5.25%	03/31/2022		3,042	2,854,784
					38,151,856

Publishing–2.45%
Getty Images, Inc.,
Revolver Loan(d)	0.00%	10/18/2017		4,104	3,200,855
Term Loan	4.75%	10/18/2019		3,364	2,324,415
MC Communications, LLC, Term Loan (Acquired 08/16/2004-08/22/2005; Cost $7,100,323)(h)	0.00%	03/31/2016		3,392	203,530
MediMedia USA, Inc., First Lien Term Loan (Acquired 05/21/2013; Cost $1,335,249)	8.00%	11/20/2018		1,356	1,325,814
Merrill Communications LLC, Term Loan	6.25%	06/01/2022		3,377	2,714,177
Newsday, LLC, Term Loan	3.94%	10/12/2016		2,741	2,742,772
ProQuest LLC, Term Loan	5.75%	10/24/2021		3,574	3,422,110
Tribune Media Co., Term Loan B	3.75%	12/28/2020		3,730	3,704,932
					19,638,605

Radio & Television–2.56%
Block Communications, Inc., Term Loan B	4.00%	11/07/2021		692	689,855
Gray Television, Inc., Term Loan C	4.25%	06/13/2021		699	698,440
iHeartCommunications, Inc.,
Term Loan D	7.19%	01/30/2019		7,847	5,170,533
Term Loan E	7.94%	07/31/2019		18,705	12,263,510
Media General, Inc., Term Loan B	4.00%	07/31/2020		1,006	1,005,409
Sinclair Television Group, Inc., Incremental Term Loan B-1	3.50%	07/30/2021		703	701,131
					20,528,878

Retailers (except Food & Drug)–6.29%
Cortefiel, S.A. (Spain),
Term Loan B-1(e)	—	03/20/2017	EUR	256	228,082
Term Loan B-2(e)	—	03/20/2017	EUR	280	250,028
Term Loan B-3(e)	—	03/20/2017	EUR	130	116,208
Term Loan B-3(e)	—	03/20/2017	EUR	343	305,337
David’s Bridal, Inc.,
Asset-Based Revolver Loan(d)	0.00%	10/11/2017		2,300	2,093,264
Term Loan	5.25%	10/11/2019		962	809,487
Fullbeauty Brands Holdings Corp., Term Loan	5.75%	10/14/2022		2,196	2,034,664
J. Crew Group, Inc., Term Loan	4.00%	03/05/2021		1,558	1,051,479
Jill Holdings LLC, Term Loan	6.00%	05/08/2022		569	535,001
Kirk Beauty One GmbH (Germany),
Term Loan B-1	6.00%	08/13/2022	EUR	422	456,200
Term Loan B-2	6.00%	08/13/2022	EUR	257	277,983
Term Loan B-3	6.00%	08/13/2022	EUR	441	476,600
Term Loan B-4	6.00%	08/13/2022	EUR	293	316,420
Term Loan B-5	6.00%	08/13/2022	EUR	65	70,315
Term Loan B-6	6.00%	08/13/2022	EUR	336	362,976
Term Loan B-7	6.00%	08/13/2022	EUR	186	200,934

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Retailers (except Food & Drug)–(continued)
Lands’ End, Inc., Term Loan B	4.25%	04/02/2021		$2,345	$1,719,652
Men’s Wearhouse, Inc. (The), Term Loan B	4.50%	06/18/2021		917	829,214
National Vision, Inc., Second Lien Term Loan	6.75%	03/13/2022		81	71,646
Nine West Holdings, Inc., Term Loan	4.75%	10/08/2019		2,328	1,489,974
Payless Inc.,
Second Lien Term Loan	8.50%	03/11/2022		1,298	292,069
Term Loan	5.00%	03/11/2021		4,336	2,054,154
Petco Animal Supplies, Inc.,
Term Loan B-1	5.75%	01/26/2023		2,585	2,538,096
Term Loan B-2	5.62%	01/26/2023		1,176	1,154,194
Pier 1 Imports (U.S.), Inc., Term Loan	4.50%	04/30/2021		882	807,423
Savers Inc., Term Loan	5.00%	07/09/2019		3,576	2,721,034
Sears Roebuck Acceptance Corp., Term Loan	5.50%	06/30/2018		14,644	13,572,787
Staples, Inc., Term Loan B	4.75%	02/02/2022		996	990,832
Toys ‘R’ Us Property Co. I, LLC, Term Loan	6.00%	08/21/2019		8,160	7,160,694
Toys ‘R’ Us-Delaware, Inc.,
Canadian Term Loan A-1	8.25%	10/24/2019		1,013	981,775
Term Loan A-1	8.25%	10/24/2019		1,256	1,217,401
Term Loan B-2	5.25%	05/25/2018		161	127,325
Term Loan B-3	5.25%	05/25/2018		21	16,347
Vivarte (France), Term Loan(e)	—	10/29/2019	EUR	1,000	1,082,748
Wilton Brands LLC, Term Loan B	8.50%	08/30/2018		2,196	2,036,835
					50,449,178

Steel–0.78%
Fortescue Metals Group Ltd., Term Loan	4.25%	06/30/2019		8,098	6,247,337

Surface Transport–0.52%
Hertz Corp., Term Loan B-2	3.00%	03/11/2018		1,084	1,064,980
Kenan Advantage Group, Inc.,
Canadian Term Loan	4.00%	07/31/2022		123	121,436
Delayed Draw Term Loan 1(d)	0.00%	01/31/2017		54	53,302
Term Loan	4.00%	07/31/2022		387	380,718
PODS Holding, LLC, Second Lien Term Loan	9.25%	02/02/2023		772	755,634
U.S. Shipping Corp., Term Loan B-2	5.25%	06/26/2021		1,899	1,784,609
					4,160,679

Telecommunications–7.30%
Communications Sales & Leasing, Inc., Term Loan	5.00%	10/24/2022		4,861	4,536,153
Consolidated Communications, Inc., Term Loan	4.25%	12/23/2020		5,664	5,613,295
CWC-US Co-Borrower, LLC,
Term Loan B-1(e)	—	12/31/2022		419	408,098
Term Loan B-2(e)	—	12/31/2022		343	333,898
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/2019		3,785	3,690,184
Frontier Communications Corp., Delayed Draw Term Loan A(d)	0.00%	03/31/2021		2,932	2,741,085
GTT Communications, Inc., Term Loan	6.25%	10/22/2022		1,403	1,394,459
Level 3 Communications, Inc.,
Term Loan B	4.00%	01/15/2020		2,006	2,006,305
Term Loan B-II	3.50%	05/31/2022		9,847	9,733,702
Term Loan B-III	4.00%	08/01/2019		70	69,566
LTS Buyer LLC, Second Lien Term Loan	8.00%	04/12/2021		91	86,065
Nextgen Finance, LLC, Term Loan B	5.00%	05/31/2021		3,218	2,777,851
NTELOS Inc., Term Loan B	5.75%	11/09/2019		7,224	7,151,687

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Telecommunications–(continued)
Syniverse Holdings, Inc., Term Loan	4.00%	04/23/2019		$5,578	$3,693,563
T-Mobile USA, Inc., Term Loan	3.50%	11/09/2022		3,293	3,300,379
U.S. TelePacific Corp., Term Loan	6.00%	11/25/2020		3,485	3,326,365
Zayo Group, LLC,
Incremental Term Loan	4.50%	05/06/2021		460	460,107
Term Loan	3.75%	05/06/2021		7,285	7,198,836
					58,521,598

Utilities–4.94%
Aria Energy Operating LLC, Term Loan	5.00%	05/27/2022		925	781,253
Calpine Construction Finance Co., L.P., Term Loan B-2	3.25%	01/31/2022		1,106	1,036,427
Calpine Corp.,
Term Loan	3.50%	05/27/2022		3,151	2,992,050
Term Loan	4.00%	01/15/2023		5,925	5,747,163
Dynegy Inc., Term Loan B-2	4.00%	04/23/2020		193	181,767
Energy Future Intermediate Holding Co. LLC, Term Loan	4.25%	12/19/2016		1,396	1,392,125
Granite Acquisition, Inc.,
First Lien Term Loan B	5.00%	12/17/2021		3,235	2,941,059
First Lien Term Loan C	5.00%	12/17/2021		142	129,561
Second Lien Term Loan B	8.25%	12/17/2022		638	494,630
NSG Holdings LLC, Term Loan (Acquired 12/17/2012-10/04/2013; Cost $1,128,714)	3.75%	12/11/2019		1,133	1,093,212
Southeast PowerGen LLC, Term Loan B	4.50%	12/02/2021		1,100	1,045,156
Texas Competitive Electric Holdings Co. LLC, DIP Revolver Loan(d)(g)	0.00%	11/07/2016		17,778	17,509,866
TPF II Power, LLC, Term Loan	5.50%	10/02/2021		3,442	3,252,679
USIC Holding, Inc., First Lien Term Loan	4.00%	07/10/2020		1,070	1,010,351
					39,607,299
Total Variable Rate Senior Loan Interests					746,609,167

Bonds & Notes–10.01%
Aerospace & Defense–0.30%
LMI Aerospace, Inc.	7.38%	07/15/2019		2,598	2,435,625

Air Transport–0.43%
Mesa Airlines, Inc.(i)	5.75%	07/15/2025		3,407	3,424,035

Business Equipment & Services–0.46%
ADT Corp.	6.25%	10/15/2021		1,600	1,572,000
Dream Secured Bondco AB (Sweden) (Acquired 10/20/2015-10/21/2015; Cost $2,012,071)(i)(j)	7.09%	10/21/2023	EUR	1,850	1,997,630
Dream Secured Bondco AB (Sweden) (Acquired 10/21/2015; Cost $163,778)(i)(j)	8.25%	10/21/2023	SEK	1,408	163,257
					3,732,887

Cable & Satellite Television–1.44%
Altice Financing S.A. (Luxembourg)(i)	6.63%	02/15/2023		520	514,800
Charter Communications Operating LLC(i)	5.88%	04/01/2024		1,141	1,168,099
Charter Communications Operating LLC(i)	5.75%	02/15/2026		479	483,191
UPC Broadband Holdings, B.V. (Netherlands)(i)	7.25%	11/15/2021		6,501	6,915,120
UPC Broadband Holdings, B.V. (Netherlands)(i)	6.88%	01/15/2022		295	315,155
Virgin Media Investment Holdings Ltd. (United Kingdom)(i)	5.50%	01/15/2025	GBP	1,399	1,839,577
YPSO Holding S.A. (France)(i)	6.00%	05/15/2022		290	288,550
					11,524,492

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Chemicals & Plastics–0.34%
Chemours Co. (The)(i)	6.63%	05/15/2023		$522	$382,365
Hexion Specialty Chemicals, Inc.	6.63%	04/15/2020		2,516	2,000,061
Ineos Holdings Ltd.(i)	6.13%	08/15/2018		372	373,860
					2,756,286

Containers & Glass Products–0.62%
Ardagh Glass Finance PLC(i)	6.25%	01/31/2019		601	593,488
Ardagh Glass Finance PLC(i)	7.00%	11/15/2020		221	206,910
Ardagh Glass Finance PLC(i)	4.25%	01/15/2022	EUR	375	403,477
Onex Wizard US Acquisition(i)	7.75%	02/15/2023	EUR	250	281,198
Reynolds Group Holdings Inc.(i)	5.63%	12/15/2016		1,538	1,539,922
Reynolds Group Holdings Inc. LLC	9.88%	08/15/2019		987	1,020,311
Reynolds Group Holdings Inc. LLC	5.75%	10/15/2020		594	613,305
Sealed Air Corp.(i)	4.50%	09/15/2023	EUR	250	282,156
					4,940,767

Electronics & Electrical–0.41%
Blackboard Inc.(i)	7.75%	11/15/2019		2,799	2,260,193
ICBPI (United Kingdom)(i)(j)	8.00%	05/30/2021	EUR	1,000	1,022,579
					3,282,772

Financial Intermediaries–1.01%
Arrow Global Finance (United Kingdom)(i)(j)	5.14%	11/01/2021	EUR	500	538,513
Cabot Financial S.A. (Luxembourg)(i)	6.50%	04/01/2021	GBP	500	635,143
Cabot Financial S.A. (Luxembourg)(i)(j)	5.70%	11/15/2021	EUR	1,500	1,536,072
Garfunkelux Holdco 3 S.A. (Luxembourg)(i)	7.50%	08/01/2022	EUR	2,250	2,423,799
Garfunkelux Holdco 3 S.A. (Luxembourg)(i)	11.00%	11/01/2023	GBP	750	951,243
Lindorff Group AB (Norway)(i)(j)	5.32%	08/15/2020	EUR	250	267,541
TMF Group Holdco B.V. (Netherlands)(i)	9.88%	12/01/2019	EUR	1,500	1,746,326
					8,098,637

Food Products–0.05%
Wagamama Finance PLC (United Kingdom)(i)	7.88%	02/01/2020	GBP	250	366,231

Health Care–1.27%
Care UK Health & Social Care PLC (United Kingdom)(i)(j)	5.59%	07/15/2019	GBP	1,750	2,097,780
Community Health Systems, Inc.	6.88%	02/01/2022		851	738,243
DaVita HealthCare Partners Inc.	5.13%	07/15/2024		289	294,599
DJO Finance LLC(i)	10.75%	04/15/2020		3,085	2,514,275
DJO Finance LLC(i)	8.13%	06/15/2021		2,417	2,024,237
IDH Finance PLC (United Kingdom)(i)(j)	5.57%	12/01/2018	GBP	375	516,724
Kinetic Concepts, Inc.	10.50%	11/01/2018		1,976	1,827,800
Kinetics Concept, Inc.(i)	7.88%	02/15/2021		178	183,785
					10,197,443

Leisure Goods, Activities & Movies–0.32%
Carmike Cinemas, Inc.(i)	6.00%	06/15/2023		554	584,470
Corleone Capital Ltd. (United Kingdom)(i)	9.00%	08/01/2018	GBP	1,250	1,793,782
Sabre Inc.(i)	5.25%	11/15/2023		175	176,750
					2,555,002

Lodging & Casinos–0.07%
ESH Hospitality, Inc.(i)	5.25%	05/01/2025		554	540,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Nonferrous Metals & Minerals–0.24%
TiZir Ltd. (United Kingdom)	9.00%	09/28/2017		$2,900	$1,957,500

Oil & Gas–0.44%
Drill Rigs Holdings Inc.(i)	6.50%	10/01/2017		4,265	2,196,475
FTS International, Inc.(i)(j)	8.01%	06/15/2020		1,064	649,040
Pacific Drilling S.A. (Luxembourg)(i)	5.38%	06/01/2020		2,928	651,480
Seventy Seven Operating LLC	6.50%	07/15/2022		130	3,900
					3,500,895

Radio &Television–0.44%
Clear Channel International B.V.(i)	8.75%	12/15/2020		2,374	2,409,610
Sinclair Television Group, Inc.	6.38%	11/01/2021		870	902,625
Univision Communications Inc.(i)	6.75%	09/15/2022		234	249,491
					3,561,726

Retailers (except Food & Drug)–0.41%
Claire’s Stores Inc.(i)	6.13%	03/15/2020		780	393,900
Guitar Center, Inc.(i)	6.50%	04/15/2019		980	833,000
New Look PLC (United Kingdom)(i)	8.00%	07/01/2023	GBP	1,000	1,308,743
Targus Group International, Inc., PIK (Acquired 12/16/2009-12/14/2015; Cost $2,216,505)(f)(i)	10.00%	06/14/2019		981	0
TWIN SET — Simona Barbieri S.p.A. (Italy)(i)(j)	5.73%	07/15/2019	EUR	750	751,025
					3,286,668

Steel–0.02%
Fortescue Metals Group Ltd.(i)	9.75%	03/01/2022		144	136,080

Surface Transport–0.07%
WFS Global Holding SAS (France)(i)	9.50%	07/15/2022	EUR	500	562,979

Telecommunications–1.34%
Goodman Networks Inc.	12.13%	07/01/2018		5,685	1,705,500
SoftBank Group Corp. (Japan)(i)	4.75%	07/30/2025	EUR	1,250	1,286,315
Wind Telecomunicazioni S.p.A. (Italy)(i)	6.50%	04/30/2020		269	273,716
Wind Telecomunicazioni S.p.A. (Italy)(i)	7.00%	04/23/2021	EUR	2,000	2,077,794
Wind Telecomunicazioni S.p.A. (Italy)(i)	7.38%	04/23/2021		811	746,120
Windstream Corp.	7.50%	06/01/2022		2,483	1,949,155
Windstream Corp.	6.38%	08/01/2023		25	18,469
Zayo Group, LLC	6.38%	05/15/2025		2,770	2,652,275
					10,709,344

Utilities–0.33%
Calpine Corp.(i)	6.00%	01/15/2022		538	552,795
Calpine Corp.(i)	7.88%	01/15/2023		1	340
NRG Energy Inc.	6.25%	07/15/2022		1,018	865,300
NRG Energy Inc.	6.63%	03/15/2023		1,466	1,249,765
					2,668,200
Total Bonds & Notes					80,237,719

Structured Products–7.28%(i)(j)
Apidos Cinco CDO	4.87%	05/14/2020		639	594,988
Apidos CLO IX — R	6.72%	07/15/2023		1,742	1,448,605
Apidos CLO X	6.87%	10/30/2022		2,238	1,802,031
Apidos CLO XI	5.87%	01/17/2023		1,772	1,311,152

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Structured Products–(continued)
Apidos CLO XV	5.37%	10/20/2025	$4,000	$2,815,576
Ares XI CLO, Ltd	6.62%	10/11/2021	522	493,001
Atrium X LLC	5.12%	07/16/2025	3,932	2,931,546
Babson CLO Ltd. 2007-I	3.87%	01/18/2021	867	790,351
Babson CLO Ltd. 2013-II	5.12%	01/18/2025	2,964	1,990,714
Carlyle Global Market Strategies 2012-2	6.72%	07/20/2023	1,802	1,422,949
Carlyle Global Market Strategies 2012-3	6.12%	10/04/2024	2,499	1,920,969
Carlyle Global Market Strategies 2013-1	6.12%	02/14/2025	1,300	1,024,583
Carlyle High Yield Partners 10	3.82%	04/19/2022	500	432,682
Dryden Senior Loan Fund 2013-30	5.62%	11/15/2025	2,361	1,491,422
Dryden XI-Leveraged Loan CDO 2006	4.52%	04/12/2020	427	392,377
Duane Street CLO 2007-4	4.87%	11/14/2021	369	330,110
Flagship CLO VI	5.24%	06/10/2021	1,671	1,530,196
Flagship CLO VI	5.24%	06/10/2021	1,918	1,756,077
Gallatin Funding CLO VII 2014-1 Ltd.	6.29%	07/15/2023	1,575	1,351,945
Halcyon Loan Investors CLO II, Ltd.	4.22%	04/24/2021	2,875	2,550,694
ING Investment Management CLO 2012-4, Ltd.	6.37%	10/15/2023	3,047	2,360,362
ING Investment Management CLO 2013-1, Ltd.	5.62%	04/15/2024	2,600	1,854,388
ING Investment Management CLO 2013-3, Ltd.	5.12%	01/18/2026	1,989	1,345,769
ING Investment Management CLO III, Ltd.	4.12%	12/13/2020	2,098	1,908,752
ING Investment Management CLO IV, Ltd.	4.87%	06/14/2022	542	480,146
Keuka Park CLO 2013-1	5.12%	10/21/2024	412	283,224
KKR Financial CLO 2012-1, Ltd.	6.01%	12/15/2024	3,150	2,275,116
KKR Financial CLO 2013-1, Ltd.	5.37%	07/15/2025	2,393	1,609,718
Madison Park Funding II, Ltd.	5.35%	03/25/2020	500	470,586
Madison Park Funding IX, Ltd.	5.87%	08/15/2022	410	338,012
Madison Park Funding X, Ltd.	5.87%	01/20/2025	1,259	986,648
Madison Park Funding XIV, Ltd.	5.37%	07/20/2026	750	552,473
Madison Park Funding XIV, Ltd.	6.02%	07/20/2026	1,075	720,520
Magnetite CLO Ltd. 2012-6	6.06%	09/15/2023	1,106	897,110
Maps CLO Fund LLC 2007-2	4.87%	07/20/2022	888	786,354
Northwoods Capital Ltd. 2013-10A	4.22%	11/04/2025	629	503,450
Octagon Investment Partners XIV Ltd.	5.87%	01/15/2024	1,209	833,674
Octagon Investment Partners XIX Ltd.	5.47%	04/15/2026	1,741	1,128,675
Octagon Investment Partners XVII Ltd.	5.12%	10/25/2025	775	486,301
Octagon Investment Partners XVIII Ltd.	5.87%	12/16/2024	2,964	2,136,407
Octagon Investment Partners XXI Ltd.	7.22%	11/14/2026	500	346,418
Pacifica CDO VI, Ltd.	4.37%	08/15/2021	1,059	897,417
Regatta IV Funding Ltd. 2014-1	5.57%	07/25/2026	1,070	581,127
Seneca Park CLO 2014-1	5.32%	07/17/2026	500	339,354
Silverado CLO 2006-II Ltd.	4.37%	10/16/2020	1,545	1,346,256
Slater Mill Loan Fund, LP	6.12%	08/17/2022	2,023	1,428,665
St. James River CLO Ltd. 2007-1	4.79%	06/11/2021	268	242,432
Symphony CLO VIII, Ltd.	6.62%	01/09/2023	2,140	1,865,072
Symphony CLO XIV Ltd.	5.22%	07/14/2026	500	320,520
Trimaran CLO VII Ltd.	3.91%	06/15/2021	806	710,458
Total Structured Products				58,417,372

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Senior Loan Fund

	Shares	Value
Common Stocks & Other Equity Interests–4.54%(k)
Aerospace & Defense–0.04%
IAP Worldwide Services(i)(l)	229	$343,853

Building & Development–1.84%
Axia Inc. (Acquired 05/30/2008; Cost $2,268,885)(i)(l)(m)	505	3,744,273
BMC Stock Holdings, Inc.(l)	519,243	7,918,456
Lake at Las Vegas Joint Venture, LLC,
Class A (Acquired 07/15/2010; Cost $7,938,060)(i)(l)	780	0
Class B (Acquired 07/15/2010; Cost $93,975)(i)(l)	9	0
Newhall Holding Co., LLC, Class A(i)(l)	621,591	1,502,385
Tamarack Resort LLC (Acquired 03/07/2014; Cost $0)(i)(l)	28,000	0
WCI Communities, Inc.(l)	93,512	1,613,087
		14,778,201

Chemicals & Plastics–0.00%
Lyondell Chemical Co. –Class A	142	11,390

Conglomerates–0.04%
Euramax International, Inc.(i)(l)	3,272	327,220

Cosmetics & Toiletries–0.11%
Levlad, LLC & Arbonne International, LLC(i)(l)	4,893	856,205

Drugs–0.00%
BPA Laboratories,
Class A, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(i)(l)	7,160	0
Class B, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(i)(l)	11,479	0
		0

Financial Intermediaries–0.00%
RJO Holdings Corp.(i)(l)	2,852	28,516
RJO Holdings Corp., Class A(i)(l)	2,314	1,157
RJO Holdings Corp., Class B(i)(l)	3,000	1,500
		31,173

Health Care–0.22%
New Millennium Holdco(i)(l)	136,135	1,747,020

Home Furnishings–0.37%
Quality Home Brands Holdings LLC(i)(l)	9,358	1,684,440
World Kitchen, LLC(l)	52,654	1,263,696
		2,948,136

Lodging & Casinos–1.15%
Twin River Management Group, Inc.(i)(l)	189,050	9,192,556

Publishing–0.77%
Affiliated Media, Inc.(i)(l)	81,915	2,252,666
Cygnus Business Media, Inc. (Acquired 07/19/2004; Cost $1,793,148)(i)(l)(m)	8,426	0
F&W Publications, Inc.(i)(l)	18,385	1,378,882
MC Communications, LLC (Acquired 07/02/2009; Cost $0)(i)(l)	739,818	0
Merrill Communications LLC, Class A(i)(l)	326,686	1,796,773
Tribune Media Co., Class A	19,027	683,069
Tribune Publishing Co.	4,756	39,903
		6,151,293

Retailers (except Food & Drug)–0.00%
Targus Group International, Inc. (Acquired 12/16/2009; Cost $0)(i)(l)	22,469	0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Senior Loan Fund

	Shares	Value
Telecommunications–0.00%
CTM Media Holdings Inc.(l)	1,270	$29,464
Total Common Stocks & Other Equity Interests		36,416,511

Preferred Stocks–0.01%(k)
Building & Development–0.00%
Tamarack Resort LLC (Acquired 03/07/2014; Cost $119,180)(i)	505	0

Financial Intermediaries–0.00%
RJO Holdings Corp., Series A-2(i)(l)	584	37,961

Retailers (except Food & Drug)–0.00%
Vivarte (France) (Acquired 01/06/2016; Cost $0)(i)(l)	934	0

Utilities–0.01%
Genie Energy Ltd.(l)	7,632	54,950
Total Preferred Stocks		92,911
TOTAL INVESTMENTS(n)–114.95% (Cost $1,055,068,817)		921,773,680
BORROWINGS–(18.70)%		(150,000,000)
OTHER ASSETS LESS LIABILITIES–3.75%		30,091,737
NET ASSETS–100.00%		$801,865,417

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
DIP	– Debtor-in-Possession
EUR	– Euro
GBP	– British Pound Sterling

LOC	– Letter of Credit
PIK	– Payment-in-Kind
SEK	– Swedish Krona
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars, unless otherwise noted.
(b)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 9.
(e)	This variable rate interest will settle after February 29, 2016, at which time the interest rate will be determined.
(f)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Lake at Las Vegas Joint Venture, LLC, PIK Exit Revolver Loan	—%	5.00%
Tamarack Resort LLC, PIK Term Loan A	8.00	13.00
Tamarack Resort LLC, PIK Term Loan B	0.00	6.50
Targus Group International, Inc., PIK	—	10.00

(g)	The borrower has filed for protection in federal bankruptcy court.
(h)	Defaulted security. Currently, the issuer is partially or fully in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2016 was $1,092,289, which represented less than 1% of the Fund’s Net Assets.
(i)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2016 was $141,744,065, which represented 17.68% of the Fund’s Net Assets.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2016.
(k)	Securities acquired through the restructuring of senior loans.
(l)	Non-income producing security acquired through the restructuring of senior loans.
(m)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of February 29, 2016 was $3,744,273, which represented 0.47% of the Fund’s Net Assets. See Note 5.
(n)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Senior Loan Fund

Statement of Assets and Liabilities

February 29, 2016

Assets:
Investments, at value (Cost $1,051,006,784)	$918,029,407
Investments in affiliates, at value (Cost $4,062,033)	3,744,273
Total investments, at value (Cost $1,055,068,817)	921,773,680
Cash	37,573,611
Foreign currencies, at value (Cost $1,384,323)	1,365,413
Receivable for:
Investments sold	38,485,637
Interest and fees	7,933,311
Fund shares sold	76,340
Investments matured, at value (Cost $38,961,611)	7,538,171
Unrealized appreciation on forward foreign currency contracts outstanding	1,808,665
Investment for trustee deferred compensation and retirement plans	25,686
Other assets	195,130
Total assets	1,016,775,644

Liabilities:
Payable for:
Borrowings	150,000,000
Investments purchased	26,759,494
Fund shares repurchased	44,713
Income Distributions	1,979,410
Accrued fees to affiliates	305,296
Accrued interest expense	156,518
Accrued trustees’ and officers’ fees and benefits	3,946
Accrued other operating expenses	366,009
Trustee deferred compensation and retirement plans	93,744
Unrealized depreciation on forward foreign currency contracts outstanding	19,894
Unfunded loan commitments	35,181,203
Total liabilities	214,910,227
Net assets applicable to common shares	$801,865,417

Net assets applicable to common shares consist of:
Shares of beneficial interest	$1,759,290,213
Undistributed net investment income	(3,293,385)
Undistributed net realized gain (loss)	(791,162,609)
Net unrealized appreciation (depreciation)	(162,968,802)
$801,865,417

Net Assets:
Class A	$115,035,969
Class B	$2,410,782
Class C	$116,228,566
Class Y	$1,108,202
Class IB	$523,421,752
Class IC	$43,660,146

Shares outstanding, $0.01 par value per share:
Class A	19,799,052
Class B	414,926
Class C	19,961,437
Class Y	190,656
Class IB	90,042,152
Class IC	7,511,066
Class A:
Net asset value per share	$5.81
Maximum offering price per share
(Net asset value of $5.81 ÷ 96.75%)	$6.01
Class B:
Net asset value and offering price per share	$5.81
Class C:
Net asset value and offering price per share	$5.82
Class Y:
Net asset value and offering price per share	$5.81
Class IB:
Net asset value and offering price per share	$5.81
Class IC:
Net asset value and offering price per share	$5.81

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Senior Loan Fund

Statement of Operations

For the year ended February 29, 2016

Investment income:
Interest	$73,782,855
Dividends	239,027
Interest and dividends from affiliates	135,793
Other income	2,707,135
Total investment income	76,864,810

Expenses:
Advisory fees	8,621,045
Administrative services fees	2,462,072
Custodian fees	414,743
Distribution fees:
Class A	390,449
Class B	10,932
Class C	1,538,170
Class IC	75,774
Interest, facilities and maintenance fees	2,965,671
Transfer agent fees	1,073,717
Trustees’ and officers’ fees and benefits	37,082
Reports to shareholders	1,078,616
Other	378,986
Total expenses	19,047,257
Less: Fees waived and expense offset arrangement(s)	(8,002)
Net expenses	19,039,255
Net investment income	57,825,555

Realized and unrealized gain (loss):
Investment securities	(41,799,683)
Foreign currencies	(216,267)
Forward foreign currency contracts	900,682
(41,115,268)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(100,714,540)
Foreign currencies	(38,996)
Forward foreign currency contracts	1,788,771
(98,964,765)
Net realized and unrealized gain (loss)	(140,080,033)
Net increase (decrease) in net assets resulting from operations	$(82,254,478)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Senior Loan Fund

Statement of Changes in Net Assets

For the years ended February 29, 2016 and February 28, 2015

	2016	2015
Operations:
Net investment income	$57,825,555	$64,426,965
Net realized gain (loss)	(41,115,268)	(31,839,215)
Change in net unrealized appreciation (depreciation)	(98,964,765)	(8,226,999)
Net increase (decrease) in net assets resulting from operations	(82,254,478)	24,360,751

Distributions to shareholders from net investment income:
Class A	(9,352,185)	(11,481,166)
Class B	(257,356)	(485,209)
Class C	(7,970,452)	(8,694,280)
Class Y	(108,631)	(167,216)
Class IB	(38,944,028)	(40,725,853)
Class IC	(3,103,057)	(3,245,931)
Total distributions to shareholders from net investment income	(59,735,709)	(64,799,655)

Share transactions–net:
Class A	(45,522,429)	(42,473,742)
Class B	(3,756,163)	(3,565,252)
Class C	(40,340,086)	(10,282,347)
Class Y	(1,100,636)	179,470
Class IB	(69,459,335)	(98,130,711)
Class IC	(4,534,234)	(8,483,107)
Net increase (decrease) in net assets resulting from share transactions	(164,712,883)	(162,755,689)
Net increase (decrease) in net assets	(306,703,070)	(203,194,593)

Net assets:
Beginning of year	1,108,568,487	1,311,763,080
End of year (includes undistributed net investment income of $(3,293,385) and $(1,746,449), respectively)	$801,865,417	$1,108,568,487

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Senior Loan Fund

Statement of Cash flows

For the years ended February 29, 2016

Cash provided by (used in) operating activities:
Net increase (decrease) in net assets resulting from operations	$(82,254,478)

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(677,016,586)
Proceeds from sales of investments	915,650,947
Accretion of discount on investment securities	(7,679,909)
Amortization of loan fees	(108,410)
Net change in upfront facilities fees	(1,212,636)
Net change in unfunded loan commitments	35,181,203
Decrease in interest receivables and other assets	1,474,708
Decrease in accrued expenses and other payables	(243,390)
Net realized loss on investment securities	41,799,683
Net change in unrealized depreciation on investments	100,714,540
Net change in forward foreign currency contracts	(1,788,771)
Net cash provided by operating activities	324,516,901

Cash provided by (used in) financing activities:
Proceeds from shares of beneficial interest sold	20,002,744
Disbursements for shares of beneficial interest repurchased	(216,116,928)
Proceeds from borrowings	56,000,000
Repayments of borrowings	(130,000,000)
Dividends paid to shareholders from net investment income	(27,401,618)
Net cash provided by (used in) financing activities	(297,515,802)
Net increase in cash and cash equivalents	27,001,099
Cash and cash equivalents at beginning of period	11,937,925
Cash and cash equivalents at end of period	$38,939,024

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$34,316,731

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$3,037,304

Notes to Financial Statements

February 29, 2016

NOTE 1—Significant Accounting Policies

Invesco Senior Loan Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable rate senior loans (“Senior Loans”). Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.

The Fund continuously offers Class A, Class C and Class Y shares. The Fund also has outstanding Class B, Class IB and Class IC shares which are not continuously offered. Each class of shares differs in its initial sales load, contingent deferred sales charges (“CDSC”), the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock

30                         Invesco Senior Loan Fund

Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

31                         Invesco Senior Loan Fund

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for

32                         Invesco Senior Loan Fund

physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.	Industry Focus — To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
N.	Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
O.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

P.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.90%
Next $1 billion	0.85%
Next $1 billion	0.825%
Next $500 million	0.80%
Over $3 billion	0.775%

For the year ended February 29, 2016, the effective advisory fees incurred by the Fund was 0.88%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 29, 2016, the Adviser waived advisory fees of $5,700.

33                         Invesco Senior Loan Fund

The Fund has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended February 29, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Transfer agent fees.

The Fund has entered into an administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs related to monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund’s portfolio and providing certain services to the holders of the Fund’s securities. For the year ended February 29, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serve as custodian and fund accountant and provides certain administrative services of the Fund.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class IC shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of the average daily net assets of Class A shares and up to 1.00% each of the average daily net assets of Class B and Class C shares and up to 0.15% (0.25% maximum) of the average daily net assets of Class IC shares.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 29, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2016, IDI advised the Fund that IDI retained $5,382 in front-end sales commissions from the sale of Class A shares and $37,968, $958, $20,797 and $2,686 from Class A, Class B, Class C and Class IB shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended February 29, 2016, there were transfers from Level 2 to Level 3 of $10,140,113, due to third party vendor quotations utilizing single market quotes and from Level 3 to Level 2 of $17,454,721, due to third-party vendor quotations utilizing more than one market quote.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$668,486,254	$78,122,913	$746,609,167
Bonds & Notes	—	74,652,796	5,584,923	80,237,719
Structured Products	—	58,417,372	—	58,417,372
Equity Securities	10,350,319	15,502,430	10,656,673	36,509,422
	10,350,319	817,058,852	94,364,509	921,773,680
Forward Foreign Currency Contracts*	—	1,788,771	—	1,788,771
Total Investments	$10,350,319	$818,847,623	$94,364,509	$923,562,451

*	Unrealized appreciation.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

34                         Invesco Senior Loan Fund

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 29, 2016:

	Beginning Balance, as of February 28, 2015	Purchases	Sales	Accrued discounts/ premiums	Net realized gain (loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of February 29, 2016
Variable Rate Senior Loan Interests	$103,278,195	$27,485,109	$(43,082,421)	$849,584	$(145,243)	$(3,884,179)	$9,812,893	$(16,191,025)	$78,122,913
Bonds & Notes	2,959,870	5,744,740	(2,992,518)	19,311	590,899	(737,379)	—	—	5,584,923
Equity Securities	10,972,342	—	(326,114)	—	(5,636,089)	6,583,010	327,220	(1,263,696)	10,656,673
Total	$117,210,407	$33,229,849	$(46,401,053)	$868,895	$(5,190,433)	$1,961,452	$10,140,113	$(17,454,721)	$94,364,509

Securities determined to be Level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 29, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$1,808,665	$(19,894)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended February 29, 2016

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$900,682
Change in Unrealized Appreciation:
Currency risk	1,788,771
Total	$2,689,453

The table below summarizes the seven month average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$39,961,025

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
03/14/2016	State Street Bank and Trust Co.	EUR	27,750,000	USD	31,511,152	$30,197,763	$1,313,389
03/14/2016	State Street Bank and Trust Co.	GBP	9,250,000	USD	13,366,065	12,875,011	491,054
03/14/2016	State Street Bank and Trust Co.	SEK	1,400,000	USD	167,808	163,586	4,222
03/14/2016	State Street Bank and Trust Co.	USD	1,380,154	EUR	1,250,000	1,360,260	(19,894)
Total Forward Foreign Currency Contracts — Currency Risk							$1,788,771

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
SEK	– Swedish Krona
USD	– U.S. Dollar

35                         Invesco Senior Loan Fund

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of February 29, 2016.

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross amounts of Recognized Assets	Financial Instruments	Collateral Received		Net Amount
Counterparty			Non-Cash	Cash
State Street Bank and Trust Co.	$1,808,665	$(19,894)	$—	$—	$1,788,771

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount
Counterparty			Non-Cash	Cash
State Street Bank and Trust Co.	$19,894	$(19,894)	$—	$—	$—

NOTE 5—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended February 29, 2016.

	Value 02/28/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 02/29/16	Interest/ Dividend Income
Axia Inc.	$2,923,161	$—	$—	$821,089	$—	$3,744,250	$—
Cygnus Business Media, Inc., Common Shares	0	—	—	—	—	0	—
Cygnus Business Media Inc., PIK Term Loan	57,188	161,581	(495,076)	276,224	83	—	2,163
Marietta Intermedia Holding Corp., Common Shares	243,967	—	(304,944)	4,388,861	(4,327,884)	—	—
Total	$3,224,316	$161,581	$(800,020)	$5,486,174	(4,327,801)	$3,744,250	$2,163

NOTE 6—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2016, the Fund engaged in securities purchases of $5,835,670.

NOTE 7—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,302.

NOTE 8—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Fund to fund such deferred compensation amounts.

NOTE 9—Cash Balances and Borrowings

The Fund entered into a $375 million revolving credit and security agreement which will expire on November 18, 2016. The revolving credit agreement is secured by the assets of the Fund.

During the year ended February 29, 2016, the average daily balance of borrowing under the revolving credit and security agreement was $215,647,556 with a weighted interest rate of 1.03%. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

36                         Invesco Senior Loan Fund

NOTE 10—Unfunded Loan Commitments

As of February 29, 2016, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
Arch Coal, Inc.	DIP Term Loan	$2,178,403	$2,091,267
David’s Bridal, Inc.	Asset-Based Revolver Loan	2,300,290	2,093,264
Delta Air Lines, Inc.	Revolver Loan	1,226,541	1,205,076
Equinox Holdings Inc.	Revolver Loan	1,112,475	1,001,228
Frontier Communications Corp.	Delayed Draw Term Loan A	2,931,641	2,741,085
Getty Images, Inc.	Revolver Loan	4,103,661	3,200,855
Hearthside Group Holdings, LLC	Revolver Loan	1,412,854	1,298,032
IAP Worldwide Services	Revolver Loan	1,500,767	1,470,752
Kenan Advantage Group, Inc.	Delayed Draw Term Loan 1	54,149	53,302
Lake at Las Vegas Joint Venture, LLC	Exit Revolver Loan	19,114	13,715
Midas Intermediate Holdco II, LLC	Delayed Draw Term Loan	84,849	84,178
NewPage Corp.	DIP Delayed Draw Term Loan	327,747	327,746
Post Holdings, Inc.	Revolver Loan	2,094,166	2,090,837
Texas Competitive Electric Holdings Co., LLC	DIP Revolver Loan	17,777,778	17,509,866
		$37,124,435	$35,181,203

NOTE 11—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2016 and February 28, 2015:

	2016	2015
Ordinary income	$59,735,709	$64,799,655

Tax Components of Net Assets at Period-End:

2016
Net unrealized appreciation (depreciation) — investments	$(137,214,532)
Net unrealized appreciation (depreciation) — other investments	(31,462,436)
Temporary book/tax differences	(96,957)
Capital loss carryforward	(788,650,871)
Shares of beneficial interest	1,759,290,213
Total net assets	$801,865,417

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization of bond premium and interest accrual on defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$215,754,546	$—	$215,754,546
February 28, 2018	312,979,210	—	312,979,210
February 28, 2019	93,431,312	—	93,431,312
Not subject to expiration	3,721,139	162,764,664	166,485,803
	$625,886,207	$162,764,664	$788,650,871

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

37                         Invesco Senior Loan Fund

NOTE 12—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2016 was $618,624,592 and $924,531,569, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$21,896,458
Aggregate unrealized (depreciation) of investment securities	(159,110,990)
Net unrealized appreciation (depreciation) of investment securities	$(137,214,532)

Cost of investments for tax purposes is $1,058,988,212.

NOTE 13—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and capital loss carryforward limitations on February 29, 2016, undistributed net investment income was increased by $363,218, undistributed net realized gain (loss) was increased by $21,914,057 and shares of beneficial interest was decreased by $22,277,275. This reclassification had no effect on the net assets of the Fund.

NOTE 14—Share Information

	Summary of Share Activity
	Year ended February 29, 2016(a)		Year ended February 28, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	1,240,916	$8,108,590	7,287,310	$50,770,219
Class B	6,690	42,890	44,003	305,992
Class C	830,794	5,449,799	5,270,406	36,762,031
Class Y	42,401	282,799	398,864	2,787,346
Class IB	103,926	664,735	1,980,700	13,677,763
Class IC	8,325	54,695	166,054	1,146,744

Issued as reinvestment of dividends:
Class A	817,883	5,235,551	—	—
Class B	22,115	142,819	2,598	18,141
Class C	763,323	4,894,846	—	—
Class Y	10,220	65,930	15,574	107,751
Class IB	3,442,838	21,996,484	—	—
Class IC	310,181	1,981,101	2,394	16,709

Automatic conversion of Class B shares to Class A shares:
Class A	325,607	2,149,541	253,912	1,746,245
Class B	(325,607)	(2,149,541)	(253,299)	(1,746,744)

Reacquired:
Class A	(9,588,153)	(61,016,111)	(13,779,550)	(94,990,206)
Class B	(279,368)	(1,792,331)	(309,033)	(2,142,641)
Class C	(7,965,525)	(50,684,731)	(6,829,443)	(47,044,378)
Class Y	(221,359)	(1,449,365)	(391,717)	(2,715,627)
Class IB	(14,352,306)	(92,120,554)	(16,128,303)	(111,808,474)
Class IC	(1,012,814)	(6,570,030)	(1,397,475)	(9,646,560)
Net increase (decrease) in share activity	(25,819,913)	$(164,712,883)	(23,667,005)	$(162,755,689)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

38                         Invesco Senior Loan Fund

NOTE 15—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended February 29, 2016, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$4,103,660	$3,200,855
Citibank, N.A.	17,777,778	17,509,867
Goldman Sachs Lending Partners LLC	4,394,456	4,184,100
Total	$26,275,894	$24,894,822

NOTE 16—Dividends

The Fund declared the following monthly dividends from net investment income subsequent to February 29, 2016:

		Amount per Share
Share Class	Record Date	Payable March 31, 2016
Class A	Daily	0.0330
Class B	Daily	0.0330
Class C	Daily	0.0293
Class Y	Daily	0.0342
Class IB	Daily	0.0342
Class IC	Daily	0.0335

NOTE 17—Repurchase of Shares

The Fund has a policy of making monthly repurchase offers (“Repurchase Offers”) for the Fund’s common shares pursuant to Rule 23c-3(b) of the 1940 Act.

The Repurchase Offers will be for between 5% and 25% of the Fund’s outstanding shares; however, the Fund’s present intent for the offers is for not less than 6% (The Board of Trustees may authorize an additional 2%, if necessary, without extending the Repurchase Offers) (the “Request Deadline”). The repurchase pricing date for a Repurchase Offer shall occur no later than the fourteenth calendar day after such Repurchase Offer’s Request Deadline (or the next business day after such fourteenth calendar day if the fourteenth calendar day is not a business day). The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). During the year ended February 29, 2016, the Fund had Repurchase Offers as follows:

Repurchase request deadlines	Percentage of outstanding shares the Fund offered to repurchase	Number of shares tendered (all classes)	Percentage of outstanding shares tendered (all classes)
March 20, 2015	6.0%	2,505,038	1.5%
April 16, 2015	6.0	2,918,463	1.8
May 15, 2015	6.0	2,129,221	1.3
June 19, 2015	6.0	3,029,957	1.9
July 16, 2015	6.0	1,687,926	1.1
August 21, 2015	6.0	2,411,504	1.6
September 18, 2015	6.0	1,910,650	1.2
October 16, 2015	6.0	2,225,413	1.5
November 20, 2015	6.0	3,545,523	2.4
December 18, 2015	6.0	4,685,708	3.2
January 15, 2016	6.0	2,458,754	1.7
February 19, 2016	6.0	3,233,910	2.3

39                         Invesco Senior Loan Fund

NOTE 18—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended February 29, 2016		Years ended February 28,			Year ended February 29, 2012
			2015	2014	2013
Net asset value, beginning of period	$6.76		$6.99	$6.89	$6.58	$6.73
Net investment income(a)	0.38		0.36	0.34	0.40	0.33
Net gains (losses) on securities (both realized and unrealized)	(0.94)		(0.23)	0.17	0.34	(0.15)
Total from investment operations	(0.56)		0.13	0.51	0.74	0.18
Less:
Dividends from net investment income	(0.39)		(0.36)	(0.40)	(0.43)	(0.33)
Return of Capital	—		—	(0.01)	—	—
Total distributions	(0.39)		(0.36)	(0.41)	(0.43)	(0.33)
Net asset value, end of period	$5.81		$6.76	$6.99	$6.89	$6.58
Total return at net asset value(b)(c)	(8.65)%		1.88%	7.58%	11.56%	2.80%
Net assets, end of period (000’s omitted)	$115,036		$182,673	$232,475	$123,447	$122,252
Portfolio turnover rate(d)	51%		59%	95%	101%	87%

Ratio/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements(c)	1.98	%(e)	1.90%	1.92%	1.71%	1.74%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(c)	1.68	%(e)	1.66%	1.66%	1.40%	1.47%
Without fee waivers and/or expense reimbursements(c)	1.98	%(e)	1.90%	1.92%	1.94%	1.99%
Ratio of net investment income with fee waivers and/or expense reimbursements(c)	5.82	%(e)	5.16%	4.92%	5.98%	5.10%

Senior indebtedness:
Total borrowings (000’s omitted)	$150,000		$224,000	$254,000	$211,000	$228,000
Asset coverage per $1,000 unit of senior indebtedness(f)	$6,346		$5,949	$6,164	$6,827	$6,732

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.04% and 0.00% for the years ended February 29, 2016, February 28, 2015, February 28, 2014, February 28, 2013 and February 29, 2012, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $156,179.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

40                         Invesco Senior Loan Fund

NOTE 18—Financial Highlights—(continued)

	Class B
	Year ended February 29, 2016		Years ended February 28,			Year ended February 29, 2012
			2015	2014	2013
Net asset value, beginning of period	$6.76		$7.02	$6.91	$6.58	$6.73
Net investment income(a)	0.38		0.36	0.34	0.39	0.28
Net gains (losses) on securities (both realized and unrealized)	(0.94)		(0.23)	0.18	0.34	(0.15)
Total from investment operations	(0.56)		0.13	0.52	0.73	0.13
Less:
Dividends from net investment income	(0.39)		(0.39)	(0.40)	(0.40)	(0.28)
Return of capital	—		—	(0.01)	—	—
Total distributions	(0.39)		(0.39)	(0.41)	(0.40)	(0.28)
Net asset value, end of period	$5.81		$6.76	$7.02	$6.91	$6.58
Total return at net asset value(b)(c)	(8.65)%		1.82%	7.72%	11.38%	2.03%
Net assets, end of period (000’s omitted)	$2,411		$6,704	$10,575	$12,888	$14,948
Portfolio turnover rate(d)	51%		59%	95%	101%	87%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements(c)	1.98	%(e)	1.90%	1.92%	1.84%	2.49%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(c)	1.68	%(e)	1.66%	1.66%	1.53%	2.22%
Without fee waivers and/or expense reimbursements(c)	1.98	%(e)	1.90%	1.92%	2.07%	2.74%
Ratio of net investment income with fee waivers and/or expense reimbursements(c)	5.82	%(e)	5.16%	4.92%	5.85%	4.35%

Senior indebtedness:
Total borrowings (000’s omitted)	$150,000		$224,000	$254,000	$211,000	$228,000
Asset coverage per $1,000 unit of senior indebtedness(f)	$6,346		$5,949	$6,164	$6,827	$6,732

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.17% and 0.75% for the years ended February 29, 2016, February 28, 2015, February 28, 2014, February 28, 2013 and February 29, 2012, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $4,373.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

41                         Invesco Senior Loan Fund

NOTE 18—Financial Highlights—(continued)

	Class C
	Year ended February 29, 2016		Years ended February 28,			Year ended February 29, 2012
			2015	2014	2013
Net asset value, beginning of period	$6.77		$7.00	$6.89	$6.58	$6.73
Net investment income(a)	0.33		0.31	0.29	0.35	0.28
Net gains (losses) on securities (both realized and unrealized)	(0.94)		(0.24)	0.18	0.33	(0.15)
Total from investment operations	(0.61)		0.07	0.47	0.68	0.13
Less:
Dividends from net investment income	(0.34)		(0.30)	(0.35)	(0.37)	(0.28)
Return of capital	—		—	(0.01)	—	—
Total distributions	(0.34)		(0.30)	(0.36)	(0.37)	(0.28)
Net asset value, end of period	$5.82		$6.77	$7.00	$6.89	$6.58
Total return at net asset value(b)(c)	(9.38)%		1.06%	6.93%	10.67%	2.03%
Net assets, end of period (000’s omitted)	$116,229		$178,395	$195,205	$142,143	$147,551
Portfolio turnover rate(d)	51%		59%	95%	101%	87%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements(c)	2.73	%(e)	2.65%	2.67%	2.46%	2.49%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(c)	2.43	%(e)	2.41%	2.41%	2.15%	2.22%
Without fee waivers and/or expense reimbursements(c)	2.73	%(e)	2.65%	2.67%	2.69%	2.74%
Ratio of net investment income with fee waivers and/or expense reimbursements(c)	5.07	%(e)	4.41%	4.17%	5.23%	4.35%

Senior indebtedness:
Total borrowings (000’s omitted)	$150,000		$224,000	$254,000	$211,000	$228,000
Asset coverage per $1,000 unit of senior indebtedness(f)	$6,346		$5,949	$6,164	$6,827	$6,732

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 1.00%, 1.00%, 1.00%, 0.79% and 0.75% for the years ended February 29, 2016, February 28, 2015, February 28, 2014, February 28, 2013 and February 29, 2012, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $153,817.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

42                         Invesco Senior Loan Fund

NOTE 18—Financial Highlights—(continued)

	Class Y
	Year ended February 29, 2015		Years ended February 28,
			2015	2014(a)
Net asset value, beginning of period	$6.77		$7.00	$6.96
Net investment income(b)	0.40		0.38	0.11
Net gains (losses) on securities (both realized and unrealized)	(0.95)		(0.23)	0.04
Total from investment operations	(0.55)		0.15	0.15
Less:
Dividends from net investment income	(0.41)		(0.38)	(0.10)
Return of capital	—		—	(0.01)
Total distributions	(0.41)		(0.38)	(0.11)
Net asset value, end of period	$5.81		$6.77	$7.00
Total return at net asset value(c)	(8.53)%		2.16%	2.22%
Net assets, end of period (000’s omitted)	$1,108		$2,433	$2,357
Portfolio turnover rate(d)	51%		59%	95%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.73	%(e)	1.65%	1.60	%(f)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.43	%(e)	1.41%	1.37	%(f)
Without fee waivers and/or expense reimbursements	1.73	%(e)	1.65%	1.60	%(f)
Ratio of net investment income with fee waivers and/or expense reimbursements	6.07	%(e)	5.41%	5.24	%(f)

Senior indebtedness:
Total borrowings (000’s omitted)	$150,000		$224,000	$254,000
Asset coverage per $1,000 unit of senior indebtedness(g)	$6,346		$5,949	$6,164

(a)	Commencement date of November 8, 2013.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,761.
(f)	Annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

43                         Invesco Senior Loan Fund

NOTE 18—Financial Highlights—(continued)

	Class IB
	Year ended February 29, 2016		Years ended February 28,			Year ended February 29, 2012
			2015	2014	2013
Net asset value, beginning of period	$6.77		$7.00	$6.89	$6.58	$6.73
Net investment income(a)	0.39		0.37	0.36	0.40	0.33
Net gains (losses) on securities (both realized and unrealized)	(0.94)		(0.22)	0.18	0.34	(0.15)
Total from investment operations	(0.55)		0.15	0.54	0.74	0.18
Less:
Dividends from net investment income	(0.41)		(0.38)	(0.42)	(0.43)	(0.33)
Return of capital	—		—	(0.01)	—	—
Total distributions	(0.41)		(0.38)	(0.43)	(0.43)	(0.33)
Net asset value, end of period	$5.81		$6.77	$7.00	$6.89	$6.58
Total return at net asset value(b)	(8.53)%		2.16%	8.00%	11.59%	2.80%
Net assets, end of period (000’s omitted)	$523,422		$682,816	$805,123	$877,598	$943,491
Portfolio turnover rate(c)	51%		59%	95%	101%	87%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.73	%(d)	1.65%	1.67%	1.67%	1.74%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.43	%(d)	1.41%	1.41%	1.36%	1.47%
Without fee waivers and/or expense reimbursements	1.73	%(d)	1.65%	1.67%	1.69%	1.74%
Ratio of net investment income with fee waivers and/or expense reimbursements	6.07	%(d)	5.41%	5.17%	6.02%	5.10%

Senior indebtedness:
Total borrowings (000’s omitted)	$150,000		$224,000	$254,000	$211,000	$228,000
Asset coverage per $1,000 unit of senior indebtedness(e)	$6,346		$5,949	$6,164	$6,827	$6,732

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $618,183.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

44                         Invesco Senior Loan Fund

NOTE 18—Financial Highlights—(continued)

	Class IC
	Year ended February 29, 2016		Years ended February 28,			Year ended February 29, 2012
			2015	2014	2013
Net asset value, beginning of period	$6.77		$7.00	$6.89	$6.58	$6.73
Net investment income(a)	0.38		0.36	0.36	0.40	0.33
Net gains (losses) on securities (both realized and unrealized)	(0.94)		(0.22)	0.18	0.34	(0.15)
Total from investment operations	(0.56)		0.14	0.54	0.74	0.18
Less:
Dividends from net investment income	(0.40)		(0.37)	(0.42)	(0.43)	(0.33)
Return of capital	—		—	(0.01)	—	—
Total distributions	(0.40)		(0.37)	(0.43)	(0.43)	(0.33)
Net asset value, end of period	$5.81		$6.77	$7.00	$6.89	$6.58
Total return at net asset value(b)(c)	(8.68)%		1.99%	7.83%	11.57%	2.80%
Net assets, end of period (000’s omitted)	$43,660		$55,548	$66,029	$73,356	$78,600
Portfolio turnover rate(d)	51%		59%	95%	101%	87%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements(c)	1.88	%(e)	1.80%	1.82%	1.69%	1.74%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(c)	1.58	%(e)	1.56%	1.56%	1.38%	1.47%
Without fee waivers and/or expense reimbursements(c)	1.88	%(e)	1.80%	1.82%	1.84%	1.89%
Ratio of net investment income with fee waivers and/or expense reimbursements(c)	5.92	%(e)	5.26%	5.02%	6.00%	5.10%

Senior indebtedness:
Total borrowings (000’s omitted)	$150,000		$224,000	$254,000	$211,000	$228,000
Asset coverage per $1,000 unit of senior indebtedness(f)	$6,346		$5,949	$6,164	$6,827	$6,732

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.15%, 0.15%, 0.15%, 0.02% and 0.00% for the years ended February 29, 2016, February 28, 2015, February 28, 2014, February 28, 2013 and February 29, 2012, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $50,516.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

NOTE 19—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

The Fund is named as a defendant in an adversary proceeding in the Bankruptcy Court of the Southern District of Florida. The complaint was filed on July 14, 2008 by the Official Committee of Unsecured Creditors of TOUSA, Inc., on behalf of certain subsidiaries of TOUSA, Inc. (the “Conveying Subsidiaries”), and filed as amended on October 17, 2008. The Committee made allegations against the Fund in two separate capacities: as “Transeastern Lenders” and as “First Lienholders” (collectively, the “Lenders”). The Transeastern Lenders loaned money to form a joint venture between TOUSA, Inc. and Falcone/Ritchie LLC. TOUSA, Inc. later repaid the loans from the Transeastern Lenders as part of a global settlement of claims against it. The repayment was financed using proceeds of new loans (the “New Loans”), for which the Conveying Subsidiaries conveyed first and second priority liens on their assets to two groups of lienholders (the First and Second Lienholders, collectively “New Lenders”). The Conveying Subsidiaries were not obligated on the original debt to the Transeastern Lenders. The Committee alleged, inter alia, that both the repayment to the Transeastern Lenders and the grant of liens to the First and Second Lienholders should be avoided as fraudulent transfers under the bankruptcy laws. More specifically, the Committee alleged: (1) that the Conveying Subsidiaries’ transfer of liens to secure the New Loans was a fraudulent transfer under 11 U.S.C. § 548 because the Conveying Subsidiaries were insolvent at the time of the transfer and did not receive reasonably equivalent value for the liens; and (2) that the Transeastern Lenders were, under 11 U.S.C. § 550, entities for whose benefit the liens were fraudulently transferred to the New Lenders. The case was tried in 2009 and on October 13, 2009, the Bankruptcy Court rendered a Final Judgment against the Lenders, which was later amended on October 30, 2009, requiring the Lenders to post bonds equal to 110% of the damages and disgorgement ordered against them. The Transeastern Lenders and First Lienholders separately appealed the decision to the District Court for the Southern District of Florida. On February 11, 2011, the District Court, issued an order in the Transeastern Lenders’ appeal that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Transeastern Lenders; 3) discharged all bonds deposited by Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect

45                         Invesco Senior Loan Fund

pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Transeastern Lenders. The Committee appealed to the Eleventh Circuit Court of Appeals. In a decision filed on May 15, 2012, the Eleventh Circuit reversed the District Court’s opinion, affirmed the liability findings of the Bankruptcy Court against the Transeastern Lenders, and remanded the case to the District Court to review the remedies ordered by the Bankruptcy Court. The appeal of the Transeastern Lenders is currently pending before the District Court. The First Lienholders, having paid its obligations under the bankruptcy plan, have been fully and finally released pursuant to a court order dated August 30, 2013.

Management of Invesco and the Fund believe that the outcome of the proceedings described above will have no material adverse effect on the Fund or on the ability of Invesco to provide ongoing services to the Fund.

46                         Invesco Senior Loan Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Senior Loan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Senior Loan Fund (hereafter referred to as the “Fund”) at February 29, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 29, 2016

47                         Invesco Senior Loan Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2015 through February 29, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/29/16)[1]	Expenses Paid During Period[2]	Ending Account Value (02/29/16)	Expenses Paid During Period[2]
A	$1,000.00	$921.40	$9.60	$1,014.87	$10.07	2.01%
B	1,000.00	921.40	9.60	1,014.87	10.07	2.01
C	1,000.00	917.40	13.16	1,011.14	13.80	2.76
Y	1,000.00	921.30	8.41	1,016.11	8.82	1.76
IB	1,000.00	921.40	8.41	1,016.11	8.82	1.76
IC	1,000.00	920.50	9.12	1,015.37	9.57	1.91

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2015 through February 29, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

48                         Invesco Senior Loan Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year—end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0.48%
Corporate Dividends Received Deduction*	0.43%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

49                         Invesco Senior Loan Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2014

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short- Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Senior Loan Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2014	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	1988	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2014	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2014

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non- profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2014	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2014	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2014	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Senior Loan Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2006	Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2010

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange- Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker- dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Senior Loan Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2010

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco AIM Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Investment Sub-adviser Invesco Senior Secured Management, Inc. 1166 Avenue of the Americas New York, NY 10036	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Senior Loan Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number: 811-05845	VK-SLO-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, James T. Bunch, Bruce L. Crockett, Larry Soll, Raymond Stickel, Jr., Robert C. Troccoli and Suzanne H. Woolsey. David C. Arch, James T. Bunch, Bruce L. Crockett, Larry Soll, Raymond Stickel, Jr., Robert Troccoli and Suzanne H. Woolsey are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the Registrant (“Fund”), has advised the Audit Committee of the Board of Trustees of the Fund (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the Staff of the Securities and Exchange Commission, or the SEC, regarding a difference in the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm is not independent if it receives a loan from an audit client or it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Pursuant to the SEC’s interpretation of the Loan Rule, some of PwC’s relationships with lenders who also own shares of one or more funds within the Invesco investment company complex may run afoul of the Loan Rule, calling into question PwC’s independence with respect to the Fund. However, PwC’s interpretation of the Loan Rule, in light of the facts of these lending relationships, leads it to conclude that there is no violation of the Loan Rule.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not impact PwC’s application of objective judgment with respect to conducting its audits and issuing reports on the Fund’s financial statements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships, PwC’s interpretation of the Rule 2-01(c)(1)(ii)(A) and PwC’s representation that its independence was not impaired in conducting its audit of the Fund’s financial statements.

PwC advised the Audit Committee that it believes it is independent and it continues to have discussions with the SEC’s Staff to resolve this interpretive matter. PwC further advised the Audit Committee that this matter did not compromise or impair its objectivity in connection with its audits of the Fund’s financial statements These discussions with the Staff remain ongoing and, while PwC represented to the Audit Committee that it feels confident that PwC’s interpretation of the Loan Rule is correct, neither PwC nor the Audit Committee can be certain of the final outcome.

If the SEC were ultimately to determine that PwC was not independent with respect to the Fund for certain periods, the Fund’s filings with the SEC which contain the Fund’s financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Fund may be required to have independent audits conducted on the Fund’s previously audited financial statements by another independent registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Fund’s ability to issue shares. Any of the foregoing potentially could have a material adverse effect on the Fund.

(a) to (d)

Fees Billed by Principal Accountant Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/29/2016	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2016 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2015	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2015 Pursuant to Waiver of Pre-Approval Requirement(1)

Audit Fees	$69,975	N/A	$67,950	N/A
Audit-Related Fees(2)	$12,500	0%	$12,000	0%
Tax Fees(3)	$9,625	0%	$8,300	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$92,100	0%	$88,250	0%

(g) PWC billed the Registrant aggregate non-audit fees of $22,125 for the fiscal year ended 2016, and $20,300 for the fiscal year ended 2015, for non-audit services rendered to the Registrant.

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)

Audit-Related fees for the fiscal year end February 29, 2016 includes fees billed for agreed upon procedures related to line of credit compliance. Audit-Related fees for the fiscal year end February 28, 2015 includes fees billed for agreed upon procedures related to line of credit compliance.

(3)

Tax fees for the fiscal year end February 29, 2016 includes fees billed for reviewing and/or preparing tax compliance services. Tax fees for the fiscal year end February 28, 2015 includes fees billed for reviewing and/or preparing tax compliance services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/29/2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2016 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2015 Pursuant to Waiver of Pre-Approval Requirement(1)

Audit-Related Fees	$634,963	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$3,750,000	0%	$0	0%

Total Fees(2)	$4,384,963	0%	$574,000	0%

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

All Other fees for the year end 2016 include fees billed related to reviewing operating effectiveness of strategic projects.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $9,159,785 for the fiscal year ended February 29, 2016, and $4,009,694 for the fiscal year ended February 28, 2015, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Invesco Company complex of approximately $16 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, James T. Bunch, Bruce L. Crockett, Larry Soll, Raymond Stickel, Jr., Robert C. Trocolli and Suzanne H. Woolsey. .
(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Policies and Procedures

for

Invesco Advisers, Inc.

I.1.       PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by Policy	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last ☑ Reviewed ☐ Revised by Compliance for Accuracy	October 6, 2015
Policy/Procedure Owner	US Compliance, Invesco US Proxy Advisory Committee, and Legal
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	October 20-21, 2015

The following policies and procedures apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. GUIDING PRINCIPLES

Public companies hold meetings for shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and the selection of auditors, are addressed and, where applicable, voted on by shareholders. Proxy voting gives shareholders the opportunity to vote on issues that impact a company’s operations and policies without attending the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its Clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with Clients’ best interests, which Invesco interprets to mean Clients’ best economic interests, and Invesco’s established proxy voting policies and procedures.

The primary aim of Invesco’s proxy policies is to encourage a culture of performance among the companies in which Invesco invests on behalf of Clients, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is, in itself, unlikely to maximize shareholder value.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on the following

•

maximizing long-term value for Clients and protecting Clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders;

•

reflecting Invesco’s belief that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized; and

•	addressing potential conflicts of interest that may arise from time to time in the proxy voting process.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy Administration – In General

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with that team’s view as to the best economic interest of Clients, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments-driven committee comprised of representatives from each investment management team and Invesco’s Head of Proxy Administration. IUPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the IUPAC representative for each investment team, in consultation with his or her team, is responsible for voting proxies for the securities the team manages. In addition to IUPAC, the Invesco mutual fund board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by the Head of Proxy Administration. IUPAC and Invesco’s proxy administration team, compliance and legal teams regularly communicate and review Invesco’s proxy policies and procedures to ensure that they remain consistent with Clients’ best interests, regulatory requirements, governance trends and industry best practices.

Use of Third Party Proxy Advisory Services

Representatives of the IUPAC have direct access to third party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and use the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the firms are asked to deliver updates directly to the mutual fund board of trustees. IUPAC conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

Proxy Voting Platform and Administration

Invesco maintains a proprietary global proxy administration platform, supported by the Head of Proxy Administration and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions such as share blocking and issuer/shareholder engagement. Invesco believes that managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters (including reporting by business unit, issuer or issue) that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, is stored in order to build institutional knowledge over time across the Invesco complex with respect to individual companies and proxy issues. Investment professionals also use the platform to access third-party proxy research.

C. Proxy Voting Guidelines (the “Guidelines”)

The following guidelines describe Invesco’s general positions with regard to various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each investment team retains ultimate discretion to vote proxies in the manner they deem to be the most appropriate, consistent with the proxy voting principles and philosophy discussed above. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

•

Director performance Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

•

Auditors and Audit Committee members Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

•

Staggered Boards/Annual Election of Directors Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness of Directors Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•

Proxy access Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

•

Shareholder access On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

•

Exclusive Forum Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

•

Employee stock-purchase plans Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless the Client retains, in writing, the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For proxies held by certain Client accounts managed in accordance with fixed income, money market and index strategies, Invesco will typically vote in line with the majority of the rest of the shares voted by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the expertise and comprehensive proxy voting reviews conducted by teams employing active equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of Clients, absent certain types of conflicts of interest, which are discussed elsewhere in these policies and procedures.

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Invesco client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic or other opportunity cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its Clients’ proxies despite using commercially reasonable efforts to do so. Particular examples of such instances include, but are not limited to, the following:

•

When securities are participating in an Invesco securities lending program, Invesco determines whether to terminate the loan by weighing the benefit to the Client of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with sufficient time and information to make an informed voting decision.

•

Some non-U.S. companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E.	Resolving potential conflicts of interest

Firm Level Conflicts of Interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco’s proxy administration team maintains a list of all issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, IUPAC will vote the proxy.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Voting of Proxies Related to Invesco Ltd. In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held by Clients from time to time.

Personal Conflicts of Interest If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. RECORDKEEPING

Invesco’s proxy administration team will be responsible for all Proxy Voting record keeping.

G.	Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2016, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2016, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     Invesco Senior Loan Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 12, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 12, 2016

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	May 12, 2016

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.